UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12
CASTELLUM, INC.
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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1934 Old Gallows Road, Suite 350
Vienna, VA 22182
Telephone: (703) 752-6157

April 16, 2024
Fellow Stockholders:
You are cordially invited to attend our 2024 Annual Meeting of Stockholders on Wednesday, May 29, 2024 at 10:00 a.m. (Eastern Time), at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1650 Tysons Blvd, Suite 1400, McLean, VA 22102. The 2024 Annual Meeting will be conducted in person and virtually via live audio webcast. Stockholders interested in accessing the live audio webcast may do so by dialing (800) 715-9871 or (646) 307-1963. The conference identification number is 7796603.
All Castellum, Inc. stockholders of record at the close of business on March 22, 2024 are welcome to attend the 2024 Annual Meeting, but it is important that your shares are represented at the 2024 Annual Meeting whether or not you plan to attend. To ensure that you will be represented, we ask you to vote by telephone, mail, or over the Internet as soon as possible.
Along with the other members of your Board of Directors, I look forward to personally greeting those stockholders who attend this year's meeting. On behalf of the Board of Directors and our leadership team, I would like to express our appreciation for your continued interest in the business of Castellum, Inc.
Sincerely,
/s/ Mark C. Fuller
Mark C. Fuller
President and Chief Executive Officer

Castellum, Inc.
1934 Old Gallows Road, Suite 350
Vienna, VA 22182

Notice of Annual Meeting of Stockholders

Wednesday, May 29, 2024
10:00 a.m. Eastern Time
Pillsbury Winthrop Shaw Pittman LLP
1650 Tysons Blvd, Suite 1400
McLean, VA 22102
The principal business of the 2024 Annual Meeting of Stockholders will be to:
1.Elect the seven (7) director nominees named in the Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify;
2.Ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2024;
3.To approve an amendment to the Castellum, Inc. 2021 Stock Incentive Plan to increase the aggregate number of shares reserved for issuance under the plan to 6,000,000; and
4.Transact any other business as may properly come before the meeting or any adjournment or postponement thereof.
You can vote at the 2024 Annual Meeting in person or by proxy if you were a holder of record of our common stock, Series A preferred stock, and/or Series C preferred stock (collectively, "stockholders") at the close of business on March 22, 2024. You may revoke your proxy at any time prior to its exercise at the 2024 Annual Meeting.
We are electronically disseminating 2024 Annual Meeting materials to our stockholders, as permitted under the "Notice and Access" rules approved by the Securities and Exchange Commission. Stockholders who have not opted out of Notice and Access will receive a Notice of Internet Availability of Proxy Materials containing instructions on how to access Annual Meeting materials via the Internet. The Notice also provides instructions on how to obtain paper copies if preferred.
By Order of the Board of Directors,
/s/ Jay O. Wright
Jay O. Wright
Secretary and General Counsel
McLean, VA
April 16, 2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 29, 2024:
The Notice of Annual Meeting, Proxy Statement, and our Annual Report on Form 10-K are available electronically at www.proxyvote.com

Castellum, Inc.
Proxy Statement

Prohibition on Hedging	21
Policy on Stock Pledging	22
Clawback Policy	22

Delinquent Section 16(a) Reports	23

Executive Compensation
Summary Compensation Table	24
Employment Agreements; Potential Payments upon Termination or Change in Control	25
Outstanding Equity Awards at Fiscal Year-End	28

Equity Compensation Plan Information	29

Certain Relationships and Related-Party and Other Transactions
Indemnification Agreements with our Directors and Officers	30

Proposal No. 2 - Ratification of Appointment of Independent Registered Public Accounting Firm
Pre-Approval Policies and Procedures	34

Proposal No. 3 - Approve an Amendment to the Castellum, Inc. 2021 Stock Incentive Plan
General	33
Reasons for the Amendment	33
Material Terms of the Plan	34
Audit Committee Report	31

Compensation, Culture, and People Committee Report	32
Nominating and Governance Committee Report	33

Availability of Annual Report on Form 10-K	39
Frequently Asked Questions and Answers	39
Other Business	44

Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
Voting Matters and Board Recommendations

Proposal	The Board’s Recommendations	Page
1. Elect the seven (7) director nominees named in the Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify.	FOR each Director Nominee	5
2.Ratify the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2024.	FOR	32
3. Approve an amendment to the Castellum, Inc. 2021 Stock Incentive Plan to increase the aggregate number of shares reserved for issuance under the plan to 6,000,000.	FOR	33
The Company may transact any other business that may properly be brought before the 2024 Annual Meeting.

How to Vote
Internet
www.proxyvote.com (prior to 11:59 p.m. Eastern Time on Tuesday, May 28, 2024.)
Telephone
1-800-690-6903 (prior to 11:59 p.m. Eastern Time on Tuesday, May 28, 2024.)
Mail
Mark, sign, date, and promptly mail the enclosed proxy card in the postage-paid envelope.
In Person
You may vote in person at the 2024 Annual Meeting. You must request a ballot when you arrive.

PROXY STATEMENT	3

Proposal 1: Election of Directors
The Board recommends a vote FOR each director nominee.

				Committee Memberships
Name and Principal Occupation	Independent	Age	Director Since	AC	CC	NGC
Mark S. Alarie Angel Investor	Yes	60	2022		•	•
John F. Campbell President, John F. Campbell & Associates	Yes	66	2022		•	•
Bernard S. Champoux Senior Vice President, CEO, Head of Government Relations, Hanwha Defense USA	Yes	69	2022	•	•	•
Patricia Frost Senior VP of HR, Internal Communications & Community Engagement, Seagate Technology Holdings	Yes	58	2022	•	•
Mark C. Fuller President and Chief Executive Officer, Castellum, Inc.	No	68	2019
C. Thomas McMillen President and CEO, Lead 1 Association	Yes	71	2022	•		•
Jay O. Wright Vice Chair of the Board, General Counsel, Chief Strategy Officer, Secretary - Castellum, Inc.	No	54	2019
Key to Committees:

AC	Audit Committee	CC	Compensation, Culture, and People Committee	NGC	Nominating and Governance Committee

4	Castellum, Inc.

Proposal No. 1
Election of Directors
Our Articles of Incorporation provides that our Board of Directors ("Board") must consist of one or more directors, and the number of directors to hold office at any time may be determined from time to time by resolution of our Board. The size of the Board is currently set at seven members. On November 9, 2024, the Nominating and Governance Committee recommended to the Company's Board that the individuals identified below stand for re-election. The Board unanimously approved the recommendation of the Nominating and Governance Committee.
There are seven nominees for election to the Board at the 2024 Annual Meeting to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. All of the nominees currently serve as directors of the Company. Proxies may not be voted with respect to more than seven individuals in the election of directors at the 2024 Annual Meeting.
Except where authority to vote for a director has been withheld, the proxies received pursuant to this solicitation will be voted "FOR" the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of the nominees and may be voted for a substitute nominee in place of the nominee who did not stand. We have no reason to expect that any of the nominees will not stand for election. The election of directors will be determined by a plurality of the shares voted at the 2024 Annual Meeting.
The table below sets forth information with respect to our directors as of April 16, 2024:

Name	Age	Positions with the Company
Mark S. Alarie	60	Director
John F. Campbell	66	Director
Bernard S. Champoux	69	Director, Chair
Patricia Frost	58	Director
Mark C. Fuller	68	Director, President, Chief Executive Officer
C. Thomas McMillen	71	Director
Jay O. Wright	54	Director, Vice Chair, General Counsel, Chief Strategy Officer, Secretary
Biographical information for each director is contained in the following section.

PROXY STATEMENT	5

Proposal No. 1 - Election of Directors

Director Biographies
The following is a brief biographical summary of the experience of our directors and director nominees:

Mark S. Alarie
Mr. Alarie has been a director since October 12, 2022, the date on which the Company's registration statement ("Registration Statement") was effective with the Securities and Exchange Commission ("SEC") in connection with its public offering of common stock ("Public Offering"). Mr. Alarie is currently an angel investor focusing on equity investments in early-stage technology companies in the United States. Mr. Alarie joined ICertainty in May of 2008 and assumed the role of president in January of 2009 before leaving the company in 2012. Prior to joining ICertainty, Mr. Alarie was co-founder and principal at CameronBlue Capital in McLean, Virginia after leaving his role as principal at CrossHill Financial Group. As a private equity fund manager and investor at CrossHill and CameronBlue, Mr. Alarie focused his time on cultivating relationships and making investments in technology-related companies in the DC region, particularly computer software companies. Prior to his private equity career, Mr. Alarie worked at both Legg Mason and Alex Brown investment banks in Baltimore, servicing the institutional investors of both. After graduating from Duke University, Mr. Alarie played professional basketball for the Denver Nuggets and Washington Bullets (now Wizards) for six years. Mr. Alarie holds a Bachelor of Arts in economics from Duke University and a Master’s degree in business administration from the Wharton School of the University of Pennsylvania.

Mr. Alarie brings extensive leadership, business, and finance experience to the Board. His experience as a private equity fund manager and investment banker focused on technology-related companies has given him broad understanding and experience, particularly relating to business and finance matters impacting the Company.

John F. Campbell
Mr. Campbell has been a director since October 12, 2022, the date on which the Company's Registration Statement was effective with the SEC in connection with its Public Offering. He served as an advisory board member from October 2019 until October2022. Mr. Campbell founded John F. Campbell & Associates in May 2016 and has served as the president since that time. Mr. Campbell currently serves as an outside director of BAE Systems, Inc., an American subsidiary of British defense, security, and aerospace company BAE Systems, a public limited company and Rolls Royce North America, Inc. an American subsidiary of multinational corporation Rolls-Royce, a public limited company. He also serves as a director to IAP, a privately owned company and serves on the advisory board for AM General, the manufacturer of the Hummer and Humvee. Mr. Campbell retired from the U.S. Army at the rank of four-star general after 37 years of active service. He has over 20 years of service principally in command and leadership assignments in a broad mix of U.S. Army and joint organizations and cultures within the Department of Defense. Mr. Campbell has a documented ability to provide senior management experience leading large, complex organizations ranging in size from 700 to 1.2 million in peace and combat operations. Mr. Campbell is adept at providing intellectual and organizational leadership, defining and solving complex problem sets and working with people to accomplish difficult tasks in high stress, dynamic settings. Mr. Campbell is an expert at strategic analysis, strategic communications, assessing strategic risk, planning and developing policy in an interagency context, developing and managing relationships, working with Congress and working with international leaders. Mr. Campbell holds a Bachelor of Science in engineering from the United States Military Academy and Master’s degree in public administration from Golden Gate University.

Mr. Campbell brings extensive business, operating, and leadership experience to the Board. His experience in the U.S. Army, as a consultant, and as a board and audit committee member to other public companies has given him broad understanding and expertise, particularly relating to business, finance, accounting, and corporate governance matters impacting the Company.

6	Castellum, Inc.

Proposal No. 1 - Election of Directors

Bernard S. Champoux
Mr. Champoux has been a director since October 12, 2022, the date on which the Company's Registration Statement was effective with the SEC in connection with its Public Offering. Mr. Champoux served as an advisory board member from January 2022 until October 2022. Since May 2017 Mr. Champoux has served as the senior executive vice president, chief executive officer and head of government relations for Hanwha Defense USA. Hanwha Defense USA is a provider of global defense solutions. Prior to that time, he acted as a consultant for Lockheed Martin, L3, CENTRA Technology, Analytical Services (ANSER), and the Defense Science Board. Mr. Champoux served nearly 39 years in the U.S. Army commanding from platoon through field army in light, mechanized, and motorized infantry, with multiple tours in the Rangers, and numerous operational deployments including over three years in combat. He was the executive officer to the Commander in Chief, U.S. Southern Command and the executive assistant to the Vice Chairman of the Joint Chiefs of Staff. Mr. Champoux was also the deputy and chief of legislative liaison, Office of the Secretary of the U.S. Army. Mr. Champoux holds a Bachelor of Arts in sociology from Saint Anselm College and is a graduate of the U.S. Army War College, and the Executive Leadership Program, Kenan-Flagler Business School, University of North Carolina, Chapel Hill.

Mr. Champoux brings extensive business, operating, and leadership experience to the Board. His experience as a chief executive officer, consultant, and his time in the U.S. Army has given him broad understanding and expertise, particularly relating to business, finance, accounting, and other matters impacting the Company.

Patricia Frost
Ms. Frost has been a director since October 12, 2022, the date on which the Company's Registration Statement was effective with the SEC in connection with its Public Offering. Ms. Frost served as a member of the advisory board from October 2019 until October 2022. Since 2018 Ms. Frost has served as a strategic cyber advisor to Partners In Performance, America, a cyber-security consulting firm. Since 2019 she has also served as a senior vice-president of human resources, internal communications and community engagement to Seagate Technology Holdings, a public limited company. From 2018 to 2020 she was a senior advisor to Thayer Leader Development Group, where she was a leadership advisor to Fortune 500 companies. From 1987 to 2018 Ms. Frost served in the U.S. Army where she became a Major General and served as the first-ever director responsible for strategy, budget, and policy for the U.S. Army’s cyber capabilities. She has led strategic alignment and problem-solving initiatives among interagency and international partners, with three decades of experience in Asia and the Middle East. Ms. Frost received a Bachelor of Arts in political science from Rutgers University – New Brunswick, a Master’s degree in military strategic intelligence from National Intelligence University, a Master’s degree in human resources development from Webster’s University and a Master’s degree in strategic studies from U.S. Army War College.

Ms. Frost brings extensive leadership, business, and human resources experience to the Board. Her experience as a strategic advisor, senior vice-president of human resources, and time in the U.S. Army has given her broad understanding and expertise, particularly relating to business, accounting, human resources, and talent management matters impacting the Company.

PROXY STATEMENT	7

Proposal No. 1 - Election of Directors

Mark C. Fuller
Mr. Fuller was appointed a director, Chair of the Board, Chief Executive Officer, and President on June 11, 2019 in connection with the acquisition of Bayberry Acquisition Corp. From September 2017 to December 2020 Mr. Fuller was the chief executive officer and senior advisor to Techshot Lighting LLC where he was responsible for expanding the company’s products into new markets. Techshot Lighting LLC manufactures, markets, and sells tactical shelter lighting systems. From December 2016 to December 2020, Mr. Fuller served as a vice-president to the national capital region and a board member to Main Nerve Federal Services, Inc. where he was responsible for account management and mergers and acquisitions. Main Nerve Federal Services, Inc. provides cyber-security products and services to the federal government. Mr. Fuller is an accomplished leader and manager with over forty years of experience in public and private companies, large corporations, and start-up ventures with businesses in the commercial and government sectors across various industries, including telecommunications, Internet, software, cyber security, energy management, renewable energy, real estate, and consulting. In 2003 he was a founding shareholder and chief executive officer of Chesapeake Government Technologies, which was acquired by Widepoint Corporation (Amex: WYY) in 2004 where he served as a director. He has also led and been involved in various mergers and acquisitions. Mr. Fuller is a graduate of the United States Military Academy at West Point, New York where he received a Bachelor of Science degree in engineering. He also earned Series 7 and 66 qualifications.

Mr. Fuller brings significant business, operational, and leadership experience to the Board. His experience with businesses in the areas of networks and network security, as well as knowledge of government contracting and financial operations, has given him strong background from which to lead.

C. Thomas McMillen
Mr. McMillen has been a director since October 12, 2022, the date on which the Company's Registration Statement was effective with the SEC in connection with its Public Offering. Mr. McMillen served as a member of the advisory board from February 2022 until October 2022. Since 2015 Mr. McMillen has served as the president and chief executive officer of Lead 1 Association (formerly the DIA Athletic Directors Association), which advocates on behalf of the athletics directors of 134 of the premier college athletic programs. Mr. McMillen has served as a director of Nexstar Media Group since July 2014 and also serves on its nominating and corporate governance committee. He previously served as Timios National Corporation’s (formerly Homeland Security Capital Corporation) chief executive officer and chairman of the board from August 2005 and as its president from July 2011 to February 2014. From May 2013 to May 2016, Mr. McMillen served as an independent director of RCS Capital Corporation. From 1987 through 1993, Mr. McMillen served three consecutive terms in the U.S. House of Representatives representing the 4th Congressional District of Maryland. During his career, Mr. McMillen has been an active investor, principal, and board member in companies in the cellular, paging, healthcare, motorcycle, environmental technology, broadcasting, real estate, and insurance industries. Mr. McMillen is currently a member of the board of regents of the University of Maryland System. Mr. McMillen holds a Bachelor of Science in chemistry from the University of Maryland, a Bachelor of Arts in politics and a Master’s degree in philosophy and economics from Oxford University, where he was a Rhodes Scholar. Mr. McMillen is the author of Out of Bounds, First Edition (Simon & Schuster, January 1, 1992).

Mr. McMillen brings extensive leadership, business, and finance experience to the Board. His experience as a president and chief executive officer, congressional representative, board member, and nominating and corporate governance committee member to other companies has given him broad understanding and expertise, particularly relating to business, accounting, finance, and corporate governance matters impacting the Company.

8	Castellum, Inc.

Proposal No. 1 - Election of Directors

Jay O. Wright
Mr. Wright was appointed a director, Vice Chair of the Board, General Counsel, Treasurer and Secretary on June 11, 2019 in connection with the acquisition of Bayberry Acquisition Corp. He resigned his position as Treasurer on February 28, 2023 and was appointed as Chief Strategy Officer on March 2023. Since July 1999 Mr. Wright has been the sole owner, director, and President of Bayberry Capital, Inc. and, since March 2020, Bayberry Securities, Inc. Bayberry Capital, Inc. provides consulting and business development services to clients in the government contracting, managed and IT services, cybersecurity, software, manufacturing, distribution, and other industries. Bayberry Securities, Inc. is a broker-dealer and member of the Financial Industry Regulatory Authority. Mr. Wright has significant experience with publicly traded companies, including serving as a chairman and chief executive officer for more than five years with a telecommunications services company and serving as the chief financial officer for a Nasdaq listed wireless communications company for two years. Mr. Wright has served as a director on numerous boards for both profit and not-for-profit companies, which included serving as chairman of the board, as well as chairing finance/investment, audit, and development committees. Previously, Mr. Wright worked as an investment banker with Merrill Lynch in New York and worked as a mergers and acquisitions lawyer with Foley & Lardner in Chicago and Skadden, Arps, Slate, Meagher & Flom LLP in New York. Mr. Wright received his Juris Doctor degree from the University of Chicago Law School and his Bachelor of Science degree in business administration from Georgetown University, summa cum laude, where he has served as an adjunct finance professor for twenty years. Mr. Wright is the co-author of the Sixth and Seventh editions of Finance and Accounting for Nonfinancial Managers, (Perseus Books, 2010; 2015). Mr. Wright is a member of the Illinois state bar and the District of Columbia bar and is Series 7, 24, and Series 66 qualified. Mr. Wright’s significant financial, investment, and other experience allows him to be qualified as a financial expert.

Mr. Wright brings extensive leadership, business, finance, accounting, and legal experience to the Board. His experience as an attorney, investment banker, chief financial officer, chief executive officer, and board member to other companies has given him broad understanding and expertise, particularly relating to business, accounting, finance, and legal matters impacting the Company.

PROXY STATEMENT	9

Proposal No. 1 - Election of Directors

Involvement by Officers or Directors in Certain Legal Proceedings
In October 2016, Nutroganics, Inc., a company in the natural foods industry, closed and filed for bankruptcy in the State of Delaware. Jay O. Wright, one of our executive officers and a director, was the secretary, treasurer and a director of Nutroganics, Inc. within two years of its bankruptcy. Prior to its bankruptcy, Nutroganics, Inc. traded in the over-the counter market under the ticker “NUTT”.
From May 2013 to May 2016, C. Thomas McMillen, a director of the Compay since October 12 2022, served as an independent director of RCS Capital Corporation ("RCS"). RCS filed a petition to reorganize under Chapter 11 of the Bankruptcy Code in January 2016 under a prepackaged plan with the consent of the majority of the creditors.
On or about December 29, 2014, a securities class action lawsuit was filed in the U.S. District Court, Southern District of New York against RCS Corporation and certain of its affiliates, officers, and directors, including C. Thomas McMillen, alleging false and misleading statements pertaining to the company’s financial position and future business prospects. The case is Weston v. RCS Capital Corporation, No. 14-cv-10136 (S.D.N.Y.). The case was settled in September 2017 without recourse to the independent directors of RCS Corporation, including Mr. McMillen.
Other than as noted in the preceding paragraphs, to our knowledge, our directors and executive officers have not been involved in any of the following events during the past ten years:
    1.    any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
    2.    any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
    3.    being subject to any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting his or her involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;
    4.    being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
    5.    being the subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended, or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.
None of our directors, officers, affiliates, or any beneficial owner of 5% or more of our common stock, or any associate of such persons, is an adverse party in any material proceeding to, or has a material interest adverse to us, or any of our subsidiaries.

The Board recommends a vote "FOR" the election of Ms. Frost and Messrs. Alarie, Campbell, Champoux, Fuller, McMillen, and Wright as directors of the Company.

10	Castellum, Inc.

Corporate Governance
Overview
Our Nominating and Governance Committee has general oversight responsibility for governance of the Company, including the assessment and recruitment of new director candidates and the evaluation of director and Board performance. We monitor regulatory and other developments in the governance area with a view toward both legal compliance and maintaining governance procedures at the Company, consistent with what we consider to be best practices.
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines that address, among other topics, the role and responsibilities of our directors, the structure and composition of our Board, and corporate governance policies and standards applicable to us in general. The Corporate Governance Guidelines are subject to periodic reviews and changes by our Nominating and Governance Committee and our Board. The full text of our Corporate Governance Guidelines are available without charge on the Corporate Governance portion of our website, http://www.castellumus.com.
Code of Ethics and Business Conduct
Our Board has adopted the Castellum, Inc. Code of Ethics and Business Conduct, which applies to all of our employees, officers, and directors, including our chief executive officer ("CEO"), our chief financial officer, and our other executive and senior financial officers. The full text of our Code of Ethics and Business Conduct may be accessed without charge on the Corporate Governance portion of our website, http://www.castellumus.com. We will disclose on the Corporate Governance portion of our website any amendment to our Code of Ethics and Business Conduct or any waiver granted to an executive officer or director under it. In the fiscal year ended December 31, 2023, no such waivers were sought or granted. The information found on the Company's website is not part of this Proxy Statement nor is it incorporated into any other filings the Company makes with the SEC.
Cybersecurity Oversight
Technology is a key component of our business operations, and cybersecurity is a significant consideration for the Company. The Company has a holistic firm-wide approach to risk management including material risks from cybersecurity threats. The firm's overall risk management activities are designed to identify, assess, report, and manage risks that could affect the firm in achieving its objectives and goals. This risk management framework operates across our business and integrates business operational resiliency and technology related risks such as cybersecurity threats. Although management is responsible for the firm's day to day cybersecurity operations, the Board has delegated the responsibility of overseeing the Company’s cybersecurity program to the Audit Committee.
Executive management and the Audit Committee receive periodic technology and cybersecurity updates led by the senior management from the Company's technology and information security teams. The Audit Committee receives information concerning the Company's preparation for a cyber incident, in order to understand how the Company would respond to a specific cybersecurity threat, along with the impact to the Company's operations. As part of this process, the Audit Committee engages in various activities to stay abreast of the cyber landscape, including briefings led by management experts.
Director Independence
Five of our seven current directors are independent under our Corporate Governance Guidelines and applicable NYSE American LLC ("NYSE American") listing standards. For a director to be considered independent, the Board must

PROXY STATEMENT	11

Corporate Governance
determine, after consideration of all relevant facts and circumstances, that the director has no material relationship with the Company directly, or as a partner, or officer of an organization that has a relationship with the Company. The independence criteria adopted by the Board are set forth in the Company's Corporate Governance Guidelines.
The Board has determined that Ms. Frost and Messrs. Alarie, Campbell, Champoux, and McMillen are independent under the criteria for directors established by the NYSE American and the independence criteria adopted by the Board. As a result, we currently have a majority of independent directors and satisfy the applicable rule of the NYSE American. Messrs. Fuller and Wright are employees of the Company and are not independent under the NYSE American listing standards or our Corporate Governance Guidelines, which can be found on the Corporate Governance portion of our website, http://www.castellumus.com.
Risk Oversight
Our full Board oversees the risk management activities designed and implemented by our management. Our Board executes its oversight responsibility for risk management both directly and through its committees. Our full Board also considers specific risk topics, including risks associated with our strategic plan, business operations, and capital structure. In addition, our Board regularly receives detailed reports from members of our senior management and other personnel that include assessments and potential mitigation of the risk and exposures involved with their respective area of responsibility.
As of October 12, 2022, the date on which our Registration Statement was deemed effective with the SEC, our Board has delegated to the Audit Committee oversight of our risk management process. Our other board committees, including the Compensation, Culture, and People Committee and the Nominating and Corporate Governance Committee also consider and address risk as they perform their respective committee responsibilities. All committees report to our full Board as appropriate, including when a matter rises to the level of a material or enterprise level of risk. In addition, our Board and its committees exercise their risk oversight function by regularly receiving and evaluating reports from management and by making inquiries of management concerning these reports, as appropriate. Furthermore, our Board and its committees receive reports from our auditors and other advisors and may meet in executive sessions with them.
Board Qualifications
Our Board has delegated to our Nominating and Governance Committee the responsibility for recommending to our Board the nominees for election as directors at the annual meeting of stockholders and for recommending persons to fill any vacancy on our Board. Our Nominating and Governance Committee selects individuals for nomination to our Board based on the following criteria. Nominees for director must:
•Possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness, and responsibility.
•Have a genuine interest in our Company and recognition that as a member of our Board, each director is accountable to all of our stockholders, not to any particular interest group.
•Have a background that demonstrates an understanding of business and financial affairs.
•Have no conflict of interest or relationships that might interfere with his or her independence for purposes of compliance with SEC rules, the NYSE American listing standards, Nevada corporate law, and no impediment that would interfere with the duty of loyalty owed to Castellum, Inc. and our stockholders.
•Possess judgment, skill, and experience with other organizations operating in the areas of technology, government contracting, or military experience.
•Be compatible and able to work well with other directors and executives in a team effort with a view to a long-term relationship with Castellum, Inc. as a director.
•Have independent opinions and be willing to state them in a constructive manner.

12	Castellum, Inc.

Corporate Governance
Directors are selected on the basis of talent and experience. Diversity of background, including diversity of gender, race, ethnic, or geographic origin and age, and experience in the areas of technology, government contracting, or military experience, and other areas relevant to our activities are factors in the selection process. As a majority of our Board must consist of individuals who are independent, a nominee's ability to meet the independence criteria established by the NYSE American is also a factor in the nominee selection process.
For a better understanding of the qualifications of each of our directors, we encourage you to read their biographies set forth in this Proxy Statement.
Director Nominations
The Nominating and Governance Committee will consider candidates for director recommended by stockholders so long as the recommendations comply with our Amended and Restated Articles of Incorporation and Amended and Restated Bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The Nominating and Governance Committee will evaluate such recommendations in accordance with its charter, our Amended and Restated Bylaws, our Corporate Governance Guidelines, and the regular nominee criteria described above. Stockholders wishing to recommend a candidate for nomination should comply with the procedures set forth in the section below entitled "Frequently Asked Questions and Answers on Meeting and Voting - How do I recommend a director nominee?"
Gender Diversity Policy
Our Board of Directors is committed to nominating the best individuals to fulfill director and executive roles. Our Board has not adopted policies relating to the identification and nomination of women directors and executives as it does not believe that it is necessary in the case of our Company to have such written policies at this time. Our Board believes that diversity is important to ensure that board members and senior management provide the necessary range of perspectives, experience, and expertise required to achieve effective stewardship and management. We have not adopted a target regarding women on our Board or regarding women in executive officer positions as our Board believes that such arbitrary targets are not appropriate for our Company.
Director Term Limits
Our Board has not adopted policies imposing an arbitrary term or retirement age limit in connection with individuals serving as directors as it does not believe that such a limit is in the best interests of our Company. Our Nominating and Corporate Governance Committee will annually review the composition of our Board, including the age and tenure of individual directors. Our Board will strive to achieve a balance between the desirability of its members having a depth of relevant experience, on the one hand, and the need for renewal and new perspectives, on the other hand.
Attendance at Annual Meeting
It is suggested, by not required, that our directors attend our annual meetings of stockholders. The Company held its Annual Meeting for the fiscal year ending December 31, 2022 on May 25, 2023 at which all directors were present in person or virtually.

Related-Party Transaction Policy

PROXY STATEMENT	13

Corporate Governance
We adopted a written related person transactions policy pursuant to which related persons, namely our executive officers, directors, and principal stockholders, and their immediate family members, are not permitted to enter into certain transactions, or materially modify or amend an ongoing transaction, with us, in which the amount involved exceeds $120,000, without the consent of our Audit Committee or any other body of the Board comprised solely of independent directors. Any request for us to enter into or materially modify or amend certain such transactions is required to be presented to our Audit Committee for review, consideration, and approval. All of our directors and executive officers are required to report to our Secretary any such proposed related person transaction, who is required to provide notice of such proposed related person transaction to the Audit Committee. In approving or rejecting the proposed transaction, our Audit Committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms at least as favorable as terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we should discover related person transactions that have not been approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission, or amendment of the transaction.
Board Leadership Structure
Our Amended and Restated Bylaws and our Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chair of the Board, and CEO in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Mr. Champoux was appointed Chair of the Board in October 2022.
As Chair of the Board, Mr. Champoux’s key responsibilities include facilitating communication between our Board and management, assessing management’s performance, managing board members, preparation of the agenda for each board meeting, acting as chair of board meetings and meetings of our Company’s stockholders and managing relations with stockholders, other stakeholders, and the public. The Company does not have a lead independent director, because the Chair is an independent director.
We will take steps to ensure that adequate structures and processes are in place to permit our Board to function independently of management. The directors are able to request at any time a meeting restricted to independent directors for the purposes of discussing matters independently of management and are encouraged to do so should they feel that such a meeting is required.
Board Meetings and Committees
For the fiscal year ended December 31, 2023, there were five regularly scheduled or special meetings of the Board and the Board acted by unanimous written consent in lieu of a meeting on three occasions.
Since October 12, 2022 the standing committees of our Board consist of an Audit Committee, a Compensation, Culture, and People Committee, and a Nominating and Governance Committee, each of which has the composition and responsibilities described below. Each of the committees reports to our Board as they deem appropriate and as our Board may request. Members serve on these committees for such term or terms as our Board may determine or until their earlier resignations or death. Each committee of our Board has a written committee charter that set out the mandate of such committee, including the responsibilities of the chair of such committee.
In 2023, each director attended at least 75% of the meetings of the Board and the committees on which he or she serves. The full text of each committee charter is available without charge on the Corporate Governance portion of our website, http://www.castellumus.com. From time to time, our Board may also establish other special committees when necessary to address specific issues.

14	Castellum, Inc.

Corporate Governance
Advisory Board
In January 2020, the Board established an advisory board of business professionals (the "Advisory Board") who each bring unique knowledge, skills, and perspective which augment the knowledge and skills of the Board in order to guide the organization more effectively. The Advisory Board most recently consisted of six individuals including Trey Blalock, F. Austin Branch, Alan Lynn, James Moran, Craig Nixon, and Chuck Zingler. Prior to serving on the Board, Ms. Frost and Messrs. Campbell, Champoux, and McMillen were each members of the Advisory Board.
As consideration for serving on the Advisory Board the Company will issue to each advisor, at his or her election, either (i) 16,000 shares of the Company’s common stock or (ii) 48,000 stock options to purchase common stock of the Company. In the event the advisor elects to receive compensation in the form of stock options, the terms of the stock option agreement shall be consistent with those issued to other consultants under the Company’s 2021 Stock Incentive Plan.
During the second quarter of 2023, management evaluated the contributions made by the members of the Advisory Board during the prior twelve month period and their respective knowledge, skills, perspective, and relationships relative to those of the five independent members who joined the Board in the prior fiscal year. After due consideration and given the Company's financial condition, management recommended to the members of the Compensation, Culture, and People Committee that further payments to the Advisory Board be discontinued and that the Advisory Board be disbanded effective as of June 30, 2023. The members of the Compensation, Culture, and People Committee unanimously approved management's recommendation and each Advisory Board member received 8,000 shares of the Company's common stock for services on the Advisory Board from January 1, 2023 through June 30, 2023.
Communications with Directors
Stockholders, or other interested parties, who wish to contact our Board may send written correspondence, in care of our Corporate Secretary to Castellum, Inc., 1934 Old Gallows Road, Suite 350, Vienna, VA 22182. Communications may be addressed to an individual director, to the non-management directors as a group, or to the Board as a whole, marked as confidential or otherwise. Communications not submitted confidentially, which are addressed to directors that discuss business or other matters relevant to the activities of our Board, will be preliminarily reviewed by the office of the Secretary and then distributed either in summary form or by delivering a copy of the communication. Communications marked as confidential will be distributed, without review by the office of the Secretary, to the director, or group of directors, to whom they are addressed. With respect to other correspondence received by the Company that is addressed to one or more directors, the Board has requested that the following items not be distributed to directors because they generally fall into the purview of management, rather than the Board: junk mail and mass mailings, service complaints and inquiries, resumes, and other forms of job inquiries, solicitations for charitable donations, surveys, business solicitations, and advertisements.

Audit Committee
During the fiscal year ended December 31, 2023, there were five regularly scheduled or special meetings of the Audit Committee and the Audit Committee did not act by unanimous written consent in lieu of a meeting. Our Audit Committee consists of three of our directors, Bernard S. Champoux, Patricia Frost, and C. Thomas McMillen, each of whom meets the definition of “independent director” for purposes of serving on an Audit Committee under Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and NYSE American rules. Mr. McMillen serves as chair of our Audit Committee. Our Board has determined that Mr. McMillen qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act"). This designation does not impose on him any duties, obligations, or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board.

PROXY STATEMENT	15

Corporate Governance
The Audit Committee is responsible for, among other things:
•appointment, termination, compensation, evaluation, and oversight of the work of any accounting firm engaged to prepare or issue an audit report or other audit, review, or attest services;
•considering and approving, in advance, all audit and non-audit services to be performed by independent accountants;
•reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;
•establishing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisers as the Audit Committee deems necessary;
•determining compensation of the independent auditors, compensation of advisors hired by the Audit Committee, and ordinary administrative expenses;
•reviewing quarterly financial statements prior to their release;
•cybersecurity risk oversight;
•reviewing and assessing the adequacy of a formal written charter on an annual basis;
•reviewing and approving related-party transactions for potential conflict of interest situations on an ongoing basis; and
•handling such other matters that are specifically delegated to the Audit Committee by our Board from time to time.

Compensation, Culture, and People Committee
During the fiscal year ended December 31, 2023, there were four regularly scheduled or special meetings of the Compensation, Culture, and People Committee and it acted by unanimous written consent in lieu of a meeting on one occasion. The Compensation, Culture, and People Committee consists of four of our directors, Mark S. Alarie, John F. Campbell, Bernard S. Champoux, and Patricia Frost, each of whom meets the definition of “independent director” under Rule 16b-3 promulgated under the Exchange Act. Ms. Frost served as chair of our Compensation, Culture, and People Committee from October 12, 2022 until March 12, 2024, at which time Mr. Alarie assumed the role.
The Compensation, Culture, and People Committee is responsible for, among other things:
•reviewing key employee compensation goals, policies, plans, and programs;
•reviewing compensation of our directors, CEO, and certain other executive officers;
•producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC;
•reviewing and approving employment agreements and other similar arrangements between us and our executive officers;
•administering our stock plans and other incentive compensation plans;
•selecting, retaining, overseeing, and assessing the independence of our compensation consultants, legal counsel, and other advisors; and
•such other matters that are specifically delegated to the Compensation, Culture, and People Committee by our Board from time to time.

16	Castellum, Inc.

Corporate Governance
Compensation Committee Interlocks and Insider Participation
None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of another entity that had one or more of its executive officers serving as a member of our Board or Compensation, Culture, and People Committee. None of the members of our Compensation, Culture, and People Committee, when appointed, will have at any time been one of our officers or employees.

Nominating and Governance Committee
During the fiscal year ended December 31, 2023, there were four regularly scheduled or special meetings of the Nominating and Governance Committee and the Nominating and Governance Committee did not act by unanimous written consent in lieu of a meeting. Since October 2022 our Nominating and Corporate Governance Committee consists of four of our directors, Mark S. Alarie, John F. Campbell, Bernard S. Champoux, and C.Thomas McMillen, each of whom meets the definition of “independent director” under the rules of the NYSE American. Mr. Campbell serves as chair of our Nominating and Corporate Governance Committee.
The Nominating and Governance Committee is responsible for, among other things:
•determining the qualifications, qualities, skills, and other expertise required to be a director and developing and recommending to the board for its approval criteria to be considered in selecting nominees for director;
•identifying and screening individuals qualified to become members of our Board, consistent with criteria approved by our Board;
•overseeing the organization of our Board to discharge our board’s duties and responsibilities properly and efficiently;
•evaluating and making recommendations regarding the organization and governance of our Board and its committees and changes to our Amended and Restated Articles of Incorporation and Amended and Restated Bylaws and stockholder communications;
•assessing the performance of Board members and making recommendations regarding committee and chair assignments and composition and the size of our Board and its committees;
•evaluating and making recommendations regarding the creation of additional committees or the change in mandate or dissolution of committees;
•reviewing succession planning for our executive officers and evaluating potential successors;
•identifying best practices and recommending corporate governance principles; and
•developing and recommending to our Board a set of corporate governance guidelines and principles applicable to us.

PROXY STATEMENT	17

Director Compensation
Our non-employee directors receive equity and cash compensation for their service as members of our Board. Non-employee directors receive annual cash compensation of $60,000 for service on our Board, and additional annual compensation for service as chair of the Board of Directors and chair of a committee, as follows:
•Board of Directors – $15,000;
•Audit Committee - $15,000;
•Compensation, Culture, and People Committee – $10,000; and
•Nominating and Governance Committee – $10,000.
Members of the Board received a cash payment for Board and committee chair fees for the first quarter of 2023. In May 2023 the Compensation, Culture, and People Committee recommended to the Board that further cash payments to members of the Board for their service on the Board and as Committee chairs be deferred until further notice, which was unanimously approved by the Board. No additional cash payments were made to the members of the Board during the fiscal year ended December 31, 2023.
Each non-employee director receives an annual grant of restricted common stock with a grant date fair value of $60,000, which vests ratably over the twelve months following the date of grant. We reimburse our non-employee directors for their reasonable out-of-pocket costs and travel expenses in connection with their attendance at Board and committee meetings. Directors who are Castellum, Inc. employees receive no compensation for their service as members of our Board.
Director Compensation Table
The following table summarizes the compensation of our non-employee directors who served during the fiscal year ended December 31, 2023. Mark C. Fuller, our President and CEO and Jay O. Wright our General Counsel and Chief Strategy Officer, receive no compensation in connection with their service as directors and, accordingly, they are omitted from this table.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Mark S. Alarie	$60,000	$60,000	—	$120,000
John F. Campbell	$70,000	$60,000	—	$130,000
Bernard S. Champoux	$75,000	$60,000	—	$135,000
Patricia Frost	$70,000	$60,000	—	$130,000
C. Thomas McMillen	$75,000	$60,000	—	$135,000
(1) Each Board member earned $60,000 annually for their service as a member of the Board, of which $15,000 was paid and $45,000 was accrued at December 31, 2023. Patricia Frost and John F. Campbell each earned $10,000 annually for their service as a chair of the Compensation, Culture, and People Committee and Nominating and Governance Committee, respectively, of which $2,500 was paid and $7,500 was accrued at December 31, 2023. C. Thomas McMillen and Bernard S. Champoux each earned $15,000 annually for their service as a chair of the Audit Committee and the Board, respectively, of which $3,750 was paid and $11,250 was accrued at December 31, 2023.
(2) Represents the aggregate grant-date fair value of 50,420 shares of common stock granted to each non-employee director on January 3, 2023, calculated in accordance with ASC Topic 718, which were fully vested at December 31, 2023. The grant-date fair value is based on $1.19 per share, the closing price of our common stock on the grant date. The assumptions used in calculating the grant-date fair value of the awards reported in this column are set forth in Note 11 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed on March 21, 2024.

18	Castellum, Inc.

Executive Officers Who Are Not Directors

David T. Bell
David T. Bell, 53, was appointed our Chief Financial Officer on April 25, 2022. Prior to joining the Company, since 2006 Mr. Bell was an audit partner for Deloitte & Touche LLP, (“Deloitte”) most recently working in the greater Washington, D.C. area where he has a proven track record leading service engagements and advising C-suite and boards of public and private companies in aerospace and defense, technology, and other industries. Mr. Bell has extensive knowledge of revenue recognition, leases, derivatives, consolidation, and internal controls. While at Deloitte, in addition to serving as the lead client service partner for many accounts, Mr. Bell served in Deloitte’s national office as an accounting consultation partner and as chief of staff. As a consultation partner, he consulted with engagement teams addressing complex technical accounting issues. In his operational role as chief of staff, Mr. Bell focused on technical and organizational efforts to restructure and refocus the accounting, SEC reporting, and auditing divisions to better serve clients. Mr. Bell graduated with a degree of Bachelor of Business Administration in accounting, summa cum laude, from Harding University, where he also serves on the university’s President’s Council. Mr. Bell is a Certified Public Accountant (“CPA”), licensed in Illinois and Virginia, and a member of the American Institute of CPAs, Illinois CPA Society, and the Virginia Society of CPAs.

Glen R. Ives
Glen R. Ives, 68, served as our Chief Growth Officer and the chief executive officer of the Navy/Marine Corps division from February 2021 to February 2022. Mr. Ives currently serves as the chief executive officer of Corvus, the president of government sales and operations and our COO since February 2022. From July 2008 to January 2021, Mr. Ives served as the general vice president, president, and chief executive officer for Sabre Systems, Inc. where he brought together a world class team of technology solutions and services enterprise, providing software and systems engineering solutions for mission critical requirements across the high value domains of Cyber, AI/ML, C5ISR, data science and analytics, cloud technologies, and digital transformation. A graduate of the United States Naval Academy and United States Army War College, he served as a Naval Officer and Naval Aviator deployed throughout the world and across the U.S. prior to joining Sabre Systems, Inc. Mr. Ives holds a Bachelor of Science degree in political science from the United States Naval Academy.

PROXY STATEMENT	19

Ownership of Common Stock
Directors and Officers
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 5, 2024 , referred to in the table below as the "Beneficial Ownership Date," by:
•each person known by us to be a beneficial owner of 5% or more of the outstanding shares of our common stock;
•each of our directors and director nominees;
•each of our named executive officers; and
•all directors, director nominees, and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants or issuable under convertible securities held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 53,029,915 shares of common stock outstanding as of the Beneficial Ownership Date.
Except as otherwise indicated, the address of each of the persons in this table is c/o Castellum, Inc., 1934 Old Gallows Road, Suite 350, Vienna, VA 22182.

	Shares Beneficially Owned		Shares Beneficially Owned		Shares Beneficially Owned		% of Total Voting Power
	Common Stock		Series A Preferred Stock		Series C Preferred Stock
Name of Beneficial Owner	Number	%	Number	%	Number	%
Named Executive Officers and Directors:
Mark S. Alarie	112,920	*	—	—	—	—	*
David T. Bell (1)	1,869,724	3.41%	—	—	—	—	3.34%
John F. Campbell (2)	201,537	*	—	—	—	—	*
Bernard S. Champoux (3)	129,537	*	—	—	—	—	*
Patricia Frost (4)	137,920	*	—	—	—	—	*
Mark C. Fuller (5)	9,912,524	17.93%	—	—	—	—	17.59%
Glen R. Ives (6)	1,661,277	3.05%	—	—	220,000	28.57%	3.00%
Emil Kaunitz (7)	2,062,356	3.88%	—	—	100,000	12.98%	3.81%
C. Thomas McMillen	80,987	*	—	—	—	—	*
Jay O. Wright (8)	11,659,578	21.09%	—	—	—	—	20.69%
Named executive officers and directors as a group (10 persons)	27,828,360	45.55%	—	—	320,000	41.55%	44.98%
5% Stockholders:
Jean and Nathalie Ekobo (9)	6,556,875	12.23%	5,875,000	100.00%	—	—	12.12%
Armistice Capital Master Fund Ltd. (10)	6,389,002	9.89%	—	—	—	—	9.74%
* Less than 1%.

20	Castellum, Inc.

Ownership of Common Stock
(1)Shares owned include (i) 14,724 shares of common stock over which Mr. Bell has sole dispositive and voting power, (ii) 500,000 warrants that are exercisable into 500,000 shares of common stock over which Mr. Bell has sole dispositive and voting power, and (iii) 2,160,000 stock options that are exercisable into 2,160,000 shares of common stock, of which 1,355,000 are vested and 805,000 vest over time over which Mr. Bell has sole dispositive and voting power.
(2)Shares owned include (i) 126,537 shares of common stock over which Mr. Campbell has sole dispositive and voting power and (ii) 75,000 stock options that are exercisable into 75,000 shares of common stock over which Mr. Campbell has sole dispositive and voting power.
(3)Shares owned include (i) 104,537 shares of common stock over which Mr. Champoux has sole dispositive and voting power and (ii) 25,000 stock options that are exercisable into 25,000 shares of common stock over which Mr. Champoux has sole dispositive and voting power.
(4)Shares owned include (i) 62,920 shares of common stock over which Ms. Frost has sole dispositive and voting power and (ii) 75,000 stock options that are exercisable into 75,000 shares of common stock over which Ms. Frost has sole dispositive and voting power.
(5)Mr. Fuller may be deemed to be the beneficial owner of 9,911,524 shares of common stock, which total is comprised of (i) 7,547,519 shares of common stock held by The Mark Chappelle Fuller Revocable Trust, Mark Fuller, TTEE, of which Mr. Fuller is the trustee and over which he has sole dispositive and voting power, (ii) 50,000 shares of common stock held by Janice Lynn Dudley Revocable Trust, Janice Lynn Dudley, TTEE, of which Ms. Dudley is the trustee and over which Ms. Dudley has sole dispositive and voting power, (iii) 25,000 shares of common stock held by Katherine Fuller over which Ms. Fuller has sole dispositive and voting power, (iv) 25,000 shares of common stock held by Michael Fuller over which Michael Fuller has sole dispositive and voting power, and (v) 2,248,865 warrants that are exercisable into 2,248,865 shares of the Company’s common stock over which Mr. Fuller has sole dispositive and voting power.
(6)Shares owned include (i) 187,616 shares of common stock over which Mr. Ives has sole dispositive and voting power, (ii) 220,000 shares of Series C preferred stock which is convertible into 137,500 shares of common stock over which Mr. Ives has sole dispositive and voting power, and (iii) 2,400,000 stock options that are exercisable into 2,400,000 shares of common stock, of which 1,336,161 are vested and 1,063,839 vest over time or subject to meeting certain performance measures over which Mr. Ives has sole dispositive and voting power.
(7)Shares owned include (i) 1,999,856 shares of common stock over which Mr. Kaunitz has sole dispositive and voting power and (ii) 100,000 shares of Series C preferred stock which is convertible into 62,500 shares of common stock over which Mr. Kaunitz has sole dispositive and voting power.
(8)Shares owned include (i) 9,407,913 shares of common stock over which Mr. Wright has sole dispositive and voting power, (ii) 1,400 shares of common stock owned by Corinne Wright over which Mr. Wright has shared dispositive and voting power, (iii) 1,400 shares of common stock owned by Theodore Wright over which Mr. Wright has shared dispositive and voting power, (iv) and 2,248,865 warrants that are exercisable into 2,248,865 shares of common stock over which Mr. Wright has sole dispositive and voting power. Mr. Wright may be deemed to be the beneficial owner of 11,659,578 shares of the Company's common stock.
(9) Mr. and Mrs. Ekobo stock ownership includes a combination of family-related shareholdings made up of the Company’s common stock and Series A preferred stock. The following share ownership reflects the shares of common stock held by each family member: (i) Jean Machetel Ekobo Embessee, 108,261, (ii) Jean Machetel Ekobo Embesse and Nathalie Fournier Ekobo Ttee, 4,555,614, (iii) Nathalie Fournier Ekobo, 669,805, (iv) LePrince Pierre Ekobo, 118,862, (v) Rachel Koum Ekobo, 52,500, (vi) Rachel Embesse Ekobo, 100,000, (vii) Ndedi Ekobo, 50,000, (viii) Jean Fournier, 50,000, (ix) Jean-Michelle Edouard Fornier, 28,000, and (x) Marlyse Fournier, 235,834 . The Fornier Ekobo Revocable Family Trust is the holder of 5,875,000 shares of the Company’s Series A preferred stock which is convertible into 587,500 shares of the Company’s common stock. Mr. and Mrs. Ekobo have shared voting and dispositive power and may be deemed the beneficial owners of 6,556,875 shares of the Company’s common stock.
(10)Based upon information provided by Armistice Capital Master Fund Ltd. ("Armistice"), Armistice is the beneficial owner of 4,655,987 shares of common stock, 3,080,013 pre-funded warrants to purchase 3,080,013 shares of common stock, and 8,437,501 warrants to purchase 8,437,501 shares of common stock. Armistice has a limitation on the amount of its beneficial ownership in the securities purchase agreement with the Company pursuant to which Armistice will not exercise its pre-funded warrants or warrants if, following such exercise, Armistice would own more than 9.9% of the Company's issued and outstanding shares of common stock. The securities are directly held by Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Master Fund”),and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. The address of Armistice Capital Master Fund Ltd. is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.

Prohibition on Hedging
Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds. Hedging transactions may permit a director, officer, or employee to continue to own our securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer, or employee may no longer have the same objectives as our other stockholders. Therefore, directors, officers, and

PROXY STATEMENT	21

Ownership of Common Stock
employees are prohibited by our Insider Trading Policy, which was amended and adopted by the Board on November 9, 2023, from engaging in any such transactions.
Policy on Stock Pledging
Our Insider Trading Policy prohibits employees, officers, and directors from pledging Company securities as collateral for a loan.
Compensation Clawback Policy
On November 9, 2023 our Board adopted revisions to our Compensation Clawback Policy to comply with the NYSE American listing standards and the final rules adopted by the SEC regarding the clawback requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act. In the event we are required to prepare an accounting restatement of our financial results as a result of a material noncompliance by us with any financial reporting requirement under the federal securities laws, we will have the right to use reasonable efforts to recover from any current or former executive officer who received incentive compensation (whether cash or equity) from us during the three-year period preceding the date on which we were required to prepare the accounting restatement, any excess incentive compensation awarded as a result of the misstatement. As of October 12, 2022, this policy is administered by the Compensation, Culture, and People Committee of our Board. The policy is effective for financial statements for periods beginning on or after January 1, 2022.

22	Castellum, Inc.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our officers, directors, and 10% stockholders file reports of ownership and changes of ownership of our common stock with the SEC. Based on a review of copies of these reports provided to us and written representations from the reporting persons, we believe that, during our fiscal year ended December 31, 2023 all Section 16(a) reporting persons were in compliance with Section 16(a).

PROXY STATEMENT	23

Executive Compensation
The executive compensation disclosure rules applicable to "emerging growth companies" (such as the Company) require compensation disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. These officers are referred to as our named executive officers ("NEOs"). Our NEOs for fiscal year ended December 31, 2023 are:

•Mark C. Fuller, our President and CEO; •Jay O. Wright, our Vice Chairman, General Counsel, Chief Strategy Officer; and •Glen R. Ives, our Chief Operating Officer.

Summary Compensation Table
The table below sets forth the annual compensation earned by our NEOs for the fiscal years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock Awards ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Mark C. Fuller CEO	2023	312,171	—	—	538,485	29,320	52,999	932,975
	2022	304,780	—	—	1,432,841	64,505	59,508	1,861,634
Jay O. Wright General Counsel, Chief Strategy Officer	2023	309,670	—	—	538,485	29,320	61,890	939,365
	2022	304,780	—	—	1,432,841	64,505	59,032	1,861,157
Glen R. Ives Chief Operating Officer	2023	268,750	—	—	2,481,035	96,667	9,833	2,856,285
	2022	253,434	—	—	1,150,743	62,500	3,333	1,470,010
(1) Amounts shown in "Salary" column reflect the amount of base salary earned by Messrs. Fuller and Wright, pursuant to the terms of their respective employment agreements, and the amount of base salary paid to Mr. Ives pursuant to the terms of his employment agreement. At December 31, 2023, Messrs. Fuller and Wright each had $32,500 in deferred salary.
(2) Amounts shown in "Option Awards" column reflect the amount of stock-based compensation related to grants of warrants to Messrs. Fuller and Wright pursuant to the terms of their respective employment agreements and the amount of stock option compensation to Mr. Ives pursuant to the terms of his employment agreement. The amounts reported as stock based compensation for Messrs. Fuller and Wright reflect the grant date fair value of the warrants granted to them in accordance with ASC 718. The amounts reported as stock based compensation for Messrs. Fuller and Wright for each warrant grant is estimated based on the fair market value on the date of grant using the Black-Scholes pricing model. The amounts reported as stock based compensation for Mr. Ives reflects the grant date fair value of the stock options granted to him in accordance with ASC 718. The fair value of each option grant is estimated based on the fair market value on the date of grant using the Black-Scholes pricing model. The assumptions that we used to calculate these amounts are discussed in Note 11 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and incorporated by reference herein.
(3) Amounts shown in the “Non-Equity Incentive Plan Compensation” column reflect the amount of cash bonus earned by Messrs. Fuller, Wright, and Ives pursuant to the terms of their respective employment agreements, all of which remained unpaid at December 31, 2023. In 2023, Messrs. Fuller and Wright each earned a cash bonus in an amount equal to 4% of the trailing 12 month EBIDTA for the acquisition of Global Technology and Management Resources, Inc., which equalled $29,320. In 2023, Mr. Ives was eligible to earn a cash bonus pursuant to the terms of his employment agreement to be paid at the discretion of the Board with a target bonus amount of 35% of his base salary based upon the growth and success of the Navy division and the overall performance of Mr. Ives, which equalled $96,667. In 2022, Messrs. Fuller and Wright each received $50,000 upon the Company's common stock trading on the NYSE American and a cash bonus in an amount equal to 4% of the trailing 12 month EBIDTA for the business acquisition with Lexington Solutions Group, LLC. which equalled $14,505. In 2022, Mr. Ives was eligible to earn a cash bonus pursuant to the terms of his employment agreement to be paid at the discretion of the Board with a target bonus amount of 25% of his base salary based upon the growth and success of the Navy division and the overall performance of Mr. Ives, which equalled $62,500 and remained unpaid at December 31, 2023.

24	Castellum, Inc.

Executive Compensation
(4) Messrs. Fuller and Wright participated in a group term life plan and other benefits that are generally available to salaried employees. Messrs. Wright and Ives also participated in the Company's 401(k) plan and received matching company contributions. From January to June 2023, Mr. Fuller received a stipend of $4,000 per month to cover the cost of health insurance premiums, which was reduced to $2,500 in July 2023. Mr. Wright received a stipend of $4,000 per month to cover the cost of health insurance premiums. During 2022 Messrs. Fuller and Wright each received a monthly stipend of $4,000 per month to cover the cost of health insurance premiums.
Decisions on the executive compensation program are made by the Compensation, Culture, and People Committee of the Board and, as necessary, approved by the entire Board of Directors. Compensation for the NEOs was determined in 2023 by employment agreements which were entered into prior to the Company's listing on the NYSE American and establishment of the Compensation, Culture, and People Committee by the Board. In March 2024 the members of the Compensation, Culture, and People Committee retained the services of an independent compensation consultant to review, evaluate, and make recommendations concerning the Company's executive compensation structure, including metrics to achieve bonus and performance based equity, as well as reviewing the level of compensation for the members of the Board. It is the intention of management and the Committee that the renewal or extension of these legacy agreements will be aligned with the executive compensation structure being developed by the Company and will be materially different from the existing agreements. The members of the Compensation, Culture, and People Committee is currently reviewing appropriate future compensation arrangements with the Company's officers, including the NEOs, and are working with management to create a comprehensive compensation structure which will permit all executive compensation to be aligned with the Company's existing compensation policies and philosophies, which are designed to align compensation with its business objectives and the creation of stockholder value, while enabling it to attract, motivate, and retain individuals who contribute to its long-term success.
Decisions regarding executive compensation reflect a belief that our executive compensation program must be competitive in order to attract and retain highly competent executive officers as well as include a significant element of pay for performance. The Compensation, Culture, and People Committee seeks to implement these compensation policies and philosophies by linking a significant portion of the Company’s executive officers’ cash compensation to the achievement of annual performance objectives and by providing a portion of their compensation as both annual and long-term incentive compensation in the form of equity awards. Further, the Compensation, Culture, and People Committee seeks to tie our executive compensation levels to the compensation practices of our peer companies and the shareholder returns achieved by those peer companies by setting our relative executive compensation percentile levels comparable to the relative shareholder return percentile level achieved by the Company as compared to its peer companies.
Compensation for the Company’s executive officers has three primary components: base salary, an annual cash incentive bonus, and long-term equity-based incentive compensation.
Employment Agreements; Potential Payments Upon Termination or Change in Control
On April 1, 2020 we entered into employment agreements with each of Mr. Fuller and Mr. Wright. The employment agreements have a term of four years and provide a base salary of $30,000 per month (the “Executives' Base Salary”). The Executives' Base Salary will increase to $40,000 per month upon the Company achieving an annualized revenue run rate of $75,000,000 or greater. The Executives' Base Salary shall be payable in regular installments in accordance with the Company’s general payroll practices.
Additionally, Messrs. Fuller and Wright shall be eligible to earn a performance bonus (the “Executives' Performance Bonus”). The Company shall pay to Messrs. Fuller and Wright a cash bonus equal to the lesser of (i) one percent (1%) of the trailing twelve (12) month revenues of each business acquired by the Company during the term of the employment agreement, or (ii) four percent (4%) of the trailing twelve month earnings before interest, depreciation, and amortization ("EBITDA") of each business acquired by the Company during the term of the employment agreement, provided that, for a bonus to be due, such acquisition must be accretive to the Company on both a revenue per share and EBITDA per share basis. In addition to the cash bonus, Messrs. Fuller and Wright shall be entitled to receive .05 of one warrant to purchase shares of the Company’s common stock for each one dollar ($1) of revenue acquired in any acquisition completed by the

PROXY STATEMENT	25

Executive Compensation
Company during the term of the employment agreement. Each warrant shall have a seven (7) year term and shall have an exercise price equal to the price used to value shares of the Company’s common stock issued as part of the purchase price consideration, or in the event shares of common stock are not issued, the trailing thirty (30) day moving average closing price of the Company’s common stock. Messrs. Fuller and Wright earned an additional bonus of (i) $50,000 and 500,000 warrants to purchase the Company’s common stock with an exercise price of $2.00 upon the Company’s common stock trading on the NYSE American, which occurred in 2023, and (ii) $125,000 and 1,250,000 warrants to purchase the Company’s common stock with an exercise price of $2.40 upon the Company joining the Russell 3000 and/or Russell 2000 stock index(ices). The agreements entitle Messrs. Fuller and Wright to receive various employee benefits generally made available to other officers and senior executives of the Company.
If Messrs. Fuller and Wright terminate their employment with the Company without good reason or their employment is terminated (i) as a result of their death, (ii) by the Company after a determination of a disability, or (iii) by the Company for cause, the Company will pay or provide Messrs. Fuller and Wright (a) those benefits as required by law, (b) for any earned but unpaid Base Salary, (c) for the reimbursement of unreimbursed business expenses, and (d) for the payment of unpaid Performance Bonus for any fiscal year ended prior to the termination date. In addition, if Messrs. Fuller’s or Wright's employment is terminated by the Company without cause or by him for good reason, then Messrs. Fuller and Wright shall be entitled to receive the Executives' Base Salary for a period equal to the earlier of (x) twelve (12) months following the termination date and (y) the date on which the employment period would have expired had the employment period not been terminated earlier by the Company without cause or by Messrs. Fuller or Wright without good reason (the “Executives' Severance Payments”). In order to qualify for the Executives' Severance Payments the executive must execute and not revoke a mutual release agreement in a form reasonably acceptable to the Company. The employment agreements contain customary confidentiality restrictions, non-competition covenants, non-disparagement covenants, and non-solicitation covenants with respect to our employees, consultants, and customers.
In the second quarter of 2023, Messrs. Fuller and Wright agreed to defer a portion of their respective salary and the full amount of the bonus earned under the terms of their respective employment agreements until such time as the Company's cash flow improved. At December 31, 2023, Messrs. Fuller and Wright each had $32,500 in deferred salary and $29,320 in deferred bonus.
On March 13, 2024, the Company entered into an agreement to extend the term of the agreements with Messrs. Fuller and Wright until June 30, 2024 to permit the Compensation, Culture, and People Committee additional time to retain an independent compensation consultant to review, evaluate, and make recommendations concerning the Company's executive compensation structure, including metrics to achieve bonus and performance based equity.
On July 1, 2021 we entered into an employment agreement with Glen Ives to serve as our Chief Growth Officer and Navy division chief executive officer. The employment agreement has a term of four years. The agreement provides for an annual base salary of $300,000 (the “Ives Base Salary”). The Ives Base Salary will increase as follows: (i) $30,000 per month upon the Navy division reaching an annualized revenue run rate of $60,000,000 or greater and EBITDA margin of no less than 8.5%; and (ii) $40,000 per month upon the Navy division reaching an annualized revenue run rate of $100,000,000 or greater and EBITDA margin of no less than 9.0%. The Ives Base Salary shall be payable in regular installments in accordance with the Company’s general payroll practices.
In addition, Mr. Ives shall be eligible to earn a bonus (the “Ives Performance Bonus”) at the discretion of the Board of the Company with a target bonus amount for each year of the agreement, as follows: (a) year one, 25% of the Ives Base Salary, (b) year two, 35% of the Ives Base Salary, (c) year three, 50% of the Ives Base Salary, and (d) year four, 100% of the Ives Base Salary. The Board shall consider the growth and success of the Navy division and the overall performance of Mr. Ives as the two key factors in evaluating the appropriate amount of the Ives Performance Bonus. The Board may make an additional bonus, outside of the targeted amount, in its sole discretion.
As an additional incentive for entering into the employment agreement, Mr. Ives was granted 1,500,000 stock options to purchase the Company’s common stock at an exercise price of $1.60 per share. The price amount is subject to adjustment in the event of a forward or reverse stock split, stock dividend, or other similar mechanism. The stock options shall vest as follows: (i) 750,000 shall vest ratably over the first 48 months of employment with the Company, and (ii) 750,000

26	Castellum, Inc.

Executive Compensation
shall vest based upon performance. For the performance-based options, (a) 250,000 shall vest upon the closing of the acquisition of Specialty Services, Inc. (which occurred in 2022), (b) 250,000 shall vest upon the Navy division achieving $25 million in revenue and $2.5 million in EBIDTA in any 12 month period (which occurred in 2023), and (c) 250,000 shall vest upon the Company achieving $100 million in revenue run rate based on quarterly performance. All unvested time-based options shall vest upon the sale of control of the Company. Unvested performance-based options shall not vest upon the sale of control of the Company unless the sale results in a price to stockholders of at least $8.00 per share.
If Mr. Ives terminates his employment with the Company or his employment is terminated (i) as a result of his death, (ii) by the Company after a determination of a disability, or (iii) by the Company for cause, the Company will pay or provide Mr. Ives (a) those benefits as required by law, (b) for any earned but unpaid Ives Base Salary, (c) for the reimbursement of unreimbursed business expenses, and (d) for the payment of unpaid Ives Performance Bonus for any fiscal year ended prior to the termination date. In addition, if Mr. Ives’ employment is terminated by the Company without cause or by him for good reason, then Mr. Ives shall be entitled to receive the Ives Base Salary for a period equal to the earlier of (x) twelve (12) months following the termination date and (y) the date on which the employment period would have expired had the employment period not been terminated earlier by the Company without cause (the “Ives Severance Payments”). In order to qualify for the Ives Severance Payments Mr. Ives must execute a mutual release agreement in a form reasonably acceptable to the Company. The employment agreement contains customary confidentiality restrictions, non-competition covenants, and non-solicitation covenants with respect to our employees, consultants, and customers.
In the second quarter of 2023, Mr. Ives agreed to defer the payment of the bonus earned under the terms of his employment agreement. At December 31, 2023, Mr. Ives had $159,167 in deferred bonus.

PROXY STATEMENT	27

Executive Compensation
Outstanding Equity Awards at Fiscal Year-End
The table below sets forth the outstanding equity awards held by the NEOs as of December 31, 2023.

	Option Awards					Stock Awards
Name	Option/Stock Award Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Mark C. Fuller	03/22/2023	532,931	—	$1.04	03/21/2030	—	—
Mark C. Fuller	05/02/2022	180,509	—	$3.80	05/01/2029	—	—
Mark C. Fuller	10/17/2022	500,000	—	$2.00	10/16/2029	—	—
Mark C. Fuller	01/20/2021	65,000	—	$1.60	01/19/2028	—	—
Mark C. Fuller	08/05/2021	160,000	—	$3.40	08/04/2028	—	—
Mark C. Fuller	08/12/2021	725,425	—	$2.00	08/11/2028	—	—
Mark C. Fuller	11/16/2021	85,000	—	$4.00	11/15/2028	—	—
Jay O. Wright	03/22/2023	532,931	—	$1.04	03/21/2030	—	—
Jay O. Wright	05/02/2022	180,509	—	$3.80	05/01/2029	—	—
Jay O. Wright	10/17/2022	500,000	—	$2.00	10/16/2029	—	—
Jay O. Wright	01/20/2021	65,000	—	$1.60	01/19/2028	—	—
Jay O. Wright	08/05/2021	160,000	—	$3.40	08/04/2028	—	—
Jay O. Wright	08/12/2021	725,425	—	$2.00	08/11/2028	—	—
Jay O. Wright	11/16/2021	85,000	—	$4.00	11/15/2028	—	—
Glen R. Ives(2)	04/01/2023	75,000	325,000	$1.38	03/31/2030	—	—
Glen R. Ives(3)	01/01/2022	142,857	357,143	$3.40	12/31/2028	—	—
Glen R. Ives(4)	07/01/2021	968,750	531,250	$1.60	06/30/2028	—	—
(1) Includes warrants granted to Messrs. Fuller and Wright pursuant to the terms of their respective employment agreements.
(2) The stock options granted to Mr. Ives pursuant to the terms of his employment agreement vest 8,333 per month.
(3) Includes 250,000 stock options granted to Mr. Ives pursuant to the terms of his employment agreement which vest 10,417 per month and 250,000 stock options which are subject to meeting performance measures.
(4) Includes 750,000 stock options granted to Mr. Ives pursuant to the terms of his employment agreement which vest 15,625 per month and 750,000 stock options which are subject to meeting performance measures.

28	Castellum, Inc.

Equity Compensation Plan Information
The following table summarizes the number of shares of common stock to be issued upon the exercise of outstanding options, warrants, and rights granted to our employees, consultants, and directors, as well as the number of shares of common stock remaining for future issuance under our equity compensation plan as of December 31, 2023, the end of the most recently completed fiscal year.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(3)
Equity compensation plan approved by stockholders(1)	1,982,500	$1.38	139,297
Total	1,982,500	$1.38	139,297
(1)Consists of a total of 2,500,000 shares of common stock available for issuance under the 2021 Stock Incentive Plan of which options to purchase 1,982,500 shares of common stock and 522,265 shares of restricted common stock have been granted, of which options to purchase 144,062 shares of common stock have been forfeited.
(2)Excludes restricted stock awards because they have no exercise price.
(3)Consists of shares of common stock available for issuance under the 2021 Stock Incentive Plan.

PROXY STATEMENT	29

Certain Relationships and Related-Party and Other Transactions
Other than compensation arrangements for our named executive officers and directors, which are described below, the only related party transactions to which we were a party during the year ended December 31, 2023 are as follows, each of which was entered into prior to the adoption of the approval procedures described above.

Buckhout Charitable Remainder Trust
On April 4, 2022, the Company entered into a letter agreement with the Buckhout Charitable Remainder Trust ("BCR Trust") whereby the Company made a partial repayment of $500,000 to reduce the principal amount owed under the terms of the amended and restated note held by the Buckhout Charitable Remainder Trust ("BCR Trust") to $3,709,617, that has a maturity date of September 30, 2024 (the "BCR Trust Note"). The BCR Trust Note bears interest at five percent (5%) and is convertible into the Company's common stock at $0.26 per share. The Company made an additional principal payment in the amount of $500,000 in October 2022.
On February 22, 2024, the Company made an additional principal payment in the amount of $809,617 on the BCR Trust Note. Simultaneously therewith, the Company and the BCR Trust entered into an amended and restated note payable in the principal amount of $2,400,000 which matures on August 31, 2026, and accrues interest at a per annum rate of 5% through January 1, 2025, 8% per annum through January 1, 2026, and 12% per annum thereafter (the "Revised BCR Trust Note"). The principal amount shall be amortized at the rate of $100,000 per month, commencing in September 2024. The terms of the Revised BCR Trust Note do not permit the principal amount to be converted into common stock. Laurie Buckhout is the trustee of the BCR Trust and is a former officer and former director of the Company.
Interest expense recorded in connection with the BCR Trust which includes amortization of discount and premium for the years ended December 31, 2023 was $1,399,262. As of March 31, 2024, the outstanding principal amount on the BCR Trust Note was $2,400,000.
Emil Kaunitz Note Payable
On August 12, 2021, the Company entered into a note payable with Emil Kaunitz in the principal amount of $400,000, that has a maturity date of December 31, 2024 (the "Kaunitz Note"). Emil Kaunitz is the President of the Company's subsidiary, SSI, and a former director of the Company. The Kaunitz Note has a per annum interest rate of five percent (5%).
In February 2024, the maturity date of the Kauntiz Note was extended to August 1, 2025, at which time the Company agreed to commence monthly principal payments of $50,000 per month for eight months.
Interest expense recorded in connection with the Kaunitz Note for the year ended December 31, 2023 was $20,000. As of March 31, 2024, the outstanding principal amount on the Kaunitz Note was $400,000.

Indemnification Agreements with our Directors and Officers
We have entered into indemnification agreements with each of our directors and executive officers pursuant to which we have agreed to indemnify such individuals against certain liabilities arising out of service as a director or officer of the Company and its subsidiaries. The indemnification agreements provide our directors and executive officers with contractual rights to the indemnification and expense advancement rights provided under our Amended and Restated Bylaws, as well as contractual rights to additional indemnification as provided in the indemnification agreements.

30	Castellum, Inc.

Audit Committee Report
With respect to Castellum, Inc.'s ("Castellum" or the "Company") financial reporting process, the management of Castellum is responsible for establishing and maintaining internal controls and preparing consolidated financial statements. Castellum's independent registered public accounting firm, RSM US LLP (“RSM”) is responsible for auditing these financial statements. It is the responsibility of the Audit Committee to oversee these activities. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of Castellum's financial statements. We have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with US GAAP and on the representations of RSM included in its audit of Castellum's consolidated financial statements.
We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2023 with Castellum's management and with RSM, including the results of the independent registered public accounting firm's audit of Castellum's financial statements. We have also discussed with RSM all matters required to be discussed by the Standards of the Public Company Accounting Oversight Board ("PCAOB") for communication with audit committees, under which RSM must provide us with additional information regarding the scope and results of its audit of Castellum's consolidated financial statements.
We have also received and reviewed the written disclosures and the letter from RSM required by applicable requirements of the PCAOB regarding RSM's communications with the Audit Committee concerning independence, and have discussed with RSM its independence from Castellum, as well as any relationships that may impact RSM's objectivity and independence.
Based on our review of the matters noted above and our discussions with Castellum's management and independent registered public accountants, we recommended to the Board of Directors that the audited consolidated financial statements be included in Castellum's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the Securities and Exchange Commission.
Members of the Audit Committee:

C. Thomas McMillen, Chair
Bernard S. Champoux
Patricia Frost

* The material in this Report of the Audit Committee is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference in any of the Company's filings under the Securities Act or the Exchange Act, respectively, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

PROXY STATEMENT	31

Compensation, Culture, and People Committee Report
The following Compensation, Culture, and People Committee Report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any of the Company's filings under the Securities Act or the Exchange Act, respectively, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.
The Compensation, Culture, and People Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on the foregoing review and discussions and such other matters the Compensation, Culture, and People Committee deemed relevant and appropriate, the Compensation, Culture, and People Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Members of the Compensation, Culture, and People Committee:

Mark S. Alarie, Chair
John F. Campbell
Bernard S. Champoux
Patricia Frost

32	Castellum, Inc.

Nominating and Governance Committee Report
The following Nominating and Governance Committee Report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any of the Company's filings under the Securities Act or the Exchange Act, respectively, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.
The Nominating and Governance Committee has reviewed and discussed the Nominating and Governance Committee Report with management. Based on the foregoing review and discussions and such other matters the Nominating and Governance Committee deemed relevant and appropriate, the Nominating and Governance Committee recommended to the Board that the Nominating and Governance Committee Report be included in this proxy statement.

Members of the Nominating and Governance Committee:

John F. Campbell, Chair
Mark S. Alarie
Bernard S. Champoux
C. Thomas McMillen

PROXY STATEMENT	33

Proposal No. 2
Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee of our Board has appointed RSM US LLP ("RSM") as our independent registered public accounting firm for the fiscal year ending December 31, 2024. We are asking our stockholders to ratify the selection of RSM as our independent registered public accounting firm. Although ratification is not required by our Amended and Restated Bylaws or otherwise, we are submitting the election of RSM to our stockholders for ratification as a matter of good corporate practice and because we value our stockholders' views on our independent registered public accounting firm. In the event that our stockholders fail to ratify the selection, the Audit Committee will review its future selection of independent auditors. Even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of Castellum, Inc. and our stockholders. Representatives of RSM are expected to be present at the 2024 Annual Meeting, and they will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
The following table presents fees for professional audit services and other services provided to Castellum, Inc. by RSM for the fiscal years ended December 31, 2023 and December 31, 2022.

	2023	2022
Audit Fees (1)	$379,650	$302,950
Audit-Related Fees	-	282,730
Tax Fees	89,560	106,023
All Other Fees	57,500	-
(1)Audit fees consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.
Pre-Approval Policies and Procedures
Pursuant to the Audit Committee Charter, Audit Committee policy and the requirements of law, the Audit Committee pre-approves all audit and permitted non-audit services that may be provided by our independent registered public accounting firm. This pre-approval applies to audit services, audit-related services, tax services, and other services. In some cases, the full Audit Committee provides pre-approval for specific services, subject to a specific dollar threshold. In other cases, the chair of the Audit Committee has the delegated authority from the Audit Committee to pre-approve services up to a specific dollar threshold, and the chairperson then reports such pre-approvals to the full Audit Committee at its next meeting. For the fiscal year ended December 31, 2023, all fees paid to RSM have been approved by the Audit Committee.

The Board recommends a vote "FOR" the ratification of the appointment of RSM as our independent registered public accounting firm for the fiscal year ended December 31, 2024.

34	Castellum, Inc.

Proposal No. 3
Approve an Amendment to the Castellum, Inc. 2021 Stock Incentive Plan

General
On November 9, 2023, our Board adopted an amendment (the "Amendment") to the Castellum, Inc. 2021 Stock Incentive Plan (the "Plan") which increases the aggregate number of shares of common stock available for issuance under the Plan by 3,500,000 to a total of 6,000,000, subject to the approval of the Amendment to the Plan by our stockholders at the 2024 Annual Meeting. Other than the increase in the number of shares of common stock available for issuance under the Plan, there are no other changes to the Plan.
Within this Proposal 3, we refer to the Plan, as amended by the Amendment, as the Amended Plan. The Amended Plan is attached hereto as Exhibit A.
Reasons for the Amended Plan
The Company views its use of stock-based awards as an essential part of the Company’s compensation program and as an important element in achieving the program’s goals of attracting and retaining key employees and directors, providing them with additional incentive to increase the long-term value of the Company, and linking their financial interests with those of the Company’s stockholders. The Company also believes that stock-based awards motivate employees and non-employee directors to create stockholder value because the value they realize from these awards is based in large part on the Company’s common stock price performance.
The Company also uses stock-based awards to compensate certain consultants to the business and the Company believes this is an important element in aligning these consultants and service providers to the goals of the Company. It motivates the consultants and service providers to give a maximum effort to share in the returns for their services.
The increase in the number of the shares available and annual increase in shares under the Amended Plan is to ensure that we have the continued ability to make awards under the Amended Plan. We expect that the requested increase in the number of shares would likely be sufficient to provide Amended Plan awards for at least an additional three years, at which time the Company would seek stockholder approval for the award of any additional shares under the Amended Plan. Expectations regarding future share usage could be impacted by a number of factors such as: (i) the future performance of our stock price; (ii) hiring and promotion activity at the executive level; (iii) the rate at which shares are returned to the Amended Plan reserve upon awards' expiration or forfeiture without the issuance of the underlying shares; (iv) factors involved in acquiring other companies; and (v) other factors. While we believe that the assumptions used are reasonable, future share usage may differ from current expectations.
If stockholder approval of the share increase is not obtained, there will be insufficient shares available under the Amended Plan to make annual awards and to provide grants to new hires in future years. In this event, the Company would be required to revise its compensation philosophy and formulate other cash-based programs to attract, retain, and compensate key employees and non-employee directors. The Company would also have to use cash for some consultants and service providers to achieve its goals.

Effects of the Amendment to the Plan
The Amendment to the Plan reflects the proposed increase of 3,500,000 shares of common stock available for issuance under the Plan from 2,500,000 shares to 6,000,000 shares. As a result of the Amendment to the Plan, there will be an increase in the total number of shares of common stock reserved for issuance under the Amended Plan. This will provide

PROXY STATEMENT	35

the Company with the ability to grant additional awards than are currently available under the Amended Plan to eligible recipients, including employees, directors, consultants, and advisors.
The issuance in the future of awards under the Amended Plan consisting of full value awards and options to purchase shares of common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the holders of the currently outstanding shares of common stock. The effective increase in the number of authorized but unissued shares of common stock which may be issued as awards under the Amended Plan may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company’s amended and restated articles of incorporation or amended and restated bylaws. Holders of the common stock have no preemptive or other subscription rights.
Material Terms of the Plan
The following is a summary of the Plan. It is qualified by reference to the full text of the Plan, which was attached as Exhibit 10.9 to the Form S-1 that we filed with the SEC on September 2, 2022 (File No. 333-267249) and which was declared effective by the SEC on October 12, 2022.
Purpose. The Plan is intended to promote the best interests of the Company and its stockholders by (i) assisting the Company and its affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Company's businesses by affording such persons equity participation in the Company, and (iii) associating the interests of such persons with those of the Company and its affiliates and stockholders. Toward these objectives, the Plan provides for the grant of stock options, stock bonus awards, restricted stock awards, stock appreciation rights, restricted stock unit awards, and other stock awards to employees, consultants, and eligible directors, subject to the conditions set forth in the Plan.
Administration. The Plan is administered by the Board or any committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation, or administration of the Plan (the "Committee").
Eligibility. Nonqualified stock options and stock awards may be granted to any eligible person selected by the Board or the Committee. Incentive Stock Options may be granted only to employees of the Company or a parent or subsidiary company.
Common Stock Subject to the Plan. Subject to an adjustment for changes in the Company's capital structure, the maximum aggregate number of shares of common stock that may be (i) issued under the Plan pursuant to the exercise of options, (ii) issued pursuant to stock bonus awards, restricted stock awards and other stock awards, and (iii) covered by stock appreciation rights and restricted stock unit awards is two million five hundred thousand (2,500,000) shares.
Withholding of Taxes. The Company shall have the right, before any certificate for any common stock is delivered, to deduct or withhold from any payment owed to a participant any amount that is necessary in order to satisfy any withholding requirement that the Company believes in good faith believes is imposed upon it in connection with Federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such common stock, or otherwise require such participant to make provision for payment of any such withholding amount.
Transfer Restrictions and Repurchase Rights. Except for certain exempt transactions, no person who shall have acquired shares of common stock or shall have any right to acquire shares of common stock under the Plan shall sell, assign, pledge or otherwise transfer any such shares of common stock or any right or interest therein (including, without limitation, any Option) (such shares or right or interest therein, collectively, the "Securities"), whether voluntarily, involuntarily, by operation of law, by gift or otherwise, without the prior written consent of the Corporation, evidenced by a writing approved by the Board. Transfers exempt from this restriction include: (i) a person’s transfer of any or all Securities held either during such person’s lifetime or on death by will or intestacy (1) to such person’s immediate family, (2) to any custodian or trustee for the account or the benefit of such person or such person’s immediate family, or (3) to any limited partnership or limited liability company with respect to which the ownership interests are wholly owned by the person, members of such person’s immediate family or any trust for the account or benefit of such person

36	Castellum, Inc.

or such person’s immediate family; (ii) a person’s bona fide pledge or mortgage of any Securities with a commercial lending institution that creates a mere security interest, provided that any subsequent transfer of such Securities by such institution shall be subject to the terms of the Plan; (iii) a person’s transfer of any or all of such person’s Securities to the Company (or the Company’s assignee); and (iv) a person’s transfer of any or all of such person’s Securities in connection with a transaction subject to a merger, consolidation, assets or other corporate transaction of the Company or in compliance with such person’s obligations under an agreement with the Company compelling the person to sell such Securities.
Shares of common stock acquired under the Plan shall also be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, and other transfer restrictions as the Board or Committee may determine. Such restrictions shall be set forth in the applicable stock option agreement or stock award agreement and, unless otherwise provided in the stock option agreement or stock award agreement, shall apply to any dividends paid with respect to such shares. Such restrictions shall apply in addition to any restrictions otherwise applicable to holders of shares of common stock generally.
Compliance With Law and Approval of Regulatory Bodies. No stock option or stock award shall be exercisable, no common stock shall be issued, no certificates for shares of common stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence common stock when a stock award is granted or for which a stock option or stock award is exercised may bear such legends and statements as the Board or Committee may deem advisable to assure compliance with federal and state laws and regulations. No stock option or stock award shall be exercisable, no stock award shall be granted, no common stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Board or Committee may deem advisable from regulatory bodies having jurisdiction over such matters.
General Provisions. Neither the adoption of the Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Company or an affiliate, (ii) in any way affect any right and power of the Company or an affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor, or (iii) except to the extent the Board or Committee grants a stock option or stock award to such individual, confer on any individual the right to participate in the benefits of the Plan.
The proceeds received by the Company from the sale of common stock pursuant to this Plan shall be used for general corporate purposes. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company. It is the intent of the Company that all awards under the Plan that constitute “non-qualified deferred compensation” within the meaning of Internal Revenue Service ("IRS") Code Section 409A will satisfy the requirements of that section, and that all awards under the Plan that can qualify for an exemption from the definition of “non-qualified deferred compensation” under that section, including but not limited to stock options, stock appreciation rights, and restricted stock awards, will do so unless the Board or Committee has determined otherwise. Accordingly, the terms of the Plan and award agreements shall be interpreted in a manner consistent with IRS Code Section 409A and regulations thereunder.
Amendment and Termination. The Board may amend or terminate this Plan from time to time; provided, however, that stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of common stock that may be issued under the Plan or (ii) changes the class of employees eligible to receive incentive stock options,

PROXY STATEMENT	37

except as specifically permitted by the Plan, stock option agreement or stock award agreement or as required to comply with any applicable law, regulation or rule, no amendment shall, without a participant’s consent, adversely affect any rights of such participant under any stock option or stock award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an incentive stock option to become a non-qualified stock option, and any amendment that is required to comply with the rules applicable to incentive stock options, shall not be treated as adversely affecting the rights of the participant. Stockholder approval shall also be required for any amendment if such approval is required by the terms of any applicable law, regulation, or rule, including, without limitation, any stock market or securities on which the common stock is publicly traded. Each such amendment shall be subject to the approval of the stockholders of the Company within twelve (12) months of the date such amendment is adopted by the Board.
Plan Effective Date and Duration. The Plan will become effective upon adoption by the Board, subject to the approval within twelve (12) months by the stockholders holding a majority of the voting power of shares of the Company entitled to vote thereon. Unless previously terminated, the Plan will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders, except that stock options and stock awards that are granted under the Plan prior to its termination will continue to be administered under the terms of the Plan until the options and stock awards terminate or are exercised.

The Board recommends a vote "FOR" the amendment to the Castellum, Inc. 2021 Stock Incentive Plan to increase the aggregate shares available for issuance to 6,000,000.

38	Castellum, Inc.

Availability of Annual Report on Form 10-K
Stockholders can access our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 on our website at http://www.castellumus.com under the section "Financials." Alternatively, stockholders can request a paper copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 by writing to: Castellum, Inc., 1934 Old Gallows Road, Suite 350, Vienna, VA 22182. Attention: Corporate Secretary.
Frequently Asked Questions and Answers
Why am I receiving these materials?
The Board of Directors of Castellum, Inc.. is making these proxy materials available to you on the Internet or, upon your request, by delivering printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at our 2024 Annual Meeting of Stockholders (the "Annual Meeting"), or at any adjournment or postponement of the Annual Meeting. The Annual Meeting will occur on May 29, 2024 at 10:00 a.m. (Eastern Time) at the offices of Pillsbury Winthrop Shaw Pittman LLP, located at 1650 Tysons Blvd, Suite 1400, McLean, VA 22102.
What is included in these materials?
These materials include this Proxy Statement for the 2024 Annual Meeting, our Annual Report on Form 10-K for the year ended December 31, 2023 and the proxy card. We are first making these materials available to you on the Internet on or about April 16, 2024.
What is the purpose of the Annual Meeting?
For stockholders to vote on the following proposals to:
1.Elect the seven (7) director nominees named in the Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify;
2.Ratify the appointment of RSM as our independent registered public accounting firm for the fiscal year ended December 31, 2024;
3.Approve an amendment to the Castellum, Inc. 2021 Stock Incentive Plan to increase the aggregate number of shares reserved for issuance under the plan to 6,000,000; and
4.To transact any other business as may properly come before the 2024 Annual Meeting or at any adjournment or postponement thereof.
How does the Board of Directors recommend I vote on these proposals?
The Board recommends that you vote:
•"FOR" the election of the seven (7) director nominees;
•"FOR" the ratification of the appointment of RSM as our independent registered public accounting firm for the fiscal year ended December 31, 2024: and
•"FOR" the approval of an amendment to the Castellum, Inc. 2021 Stock Incentive Plan to increase the aggregate number of shares reserved for issuance under the plan to 6,000,000.
Who is entitled to vote at the Annual Meeting?
Holders of our common stock, Series A preferred stock, and Series C preferred stock as of the close of business on March 22, 2024, the record date, may vote at the 2024 Annual Meeting. The holders of common stock, the Series A preferred stock, and Series C preferred stock shall vote together as a single class.

PROXY STATEMENT	39

Questions and Answers
As of the record date, there were 53,029,915 shares of our common stock outstanding. Each share of common stock is entitled to one vote. The holders of our Series A preferred stock and Series C preferred stock are entitled to vote on an as-converted basis. As of the record date, there were 5,875,000 shares of Series A preferred stock and 770,000 shares of Series C preferred stock outstanding. The Series A preferred stock is convertible into .10 of a share of common stock, or 587,500 shares of common stock, and the Series C preferred stock is convertible into 0.625 of a share of common stock, or 481,250 shares of common stock.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability of Proxy Materials was sent directly to you by us. As a stockholder of record, you may vote your shares in person at the 2024 Annual Meeting or by proxy as described below.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The Notice and, upon your request, the proxy materials were forwarded to you by your broker, bank, or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker, or other nominee on how to vote your shares by following their instructions for voting.
How can I vote my shares?
If you are a stockholder of record, you may vote:
•Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card.
•By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.
•By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided.
•In Person. You may vote in person at the 2024 Annual Meeting. You must request a ballot when you arrive.
Internet and telephone voting will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on Tuesday, May 28, 2024.
If you are a beneficial owner of shares held in street name, you should have received from your bank, broker, or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a "voting instruction form" sent by the broker, bank, or other nominee. Please follow their instructions carefully. Beneficial owners generally may vote:
•Via the Internet. You may vote by proxy via the Internet by following the instructions on the voting instruction form provided to you by your broker, bank, or other nominee.
•By Telephone. You may vote by proxy by calling the toll-free number found on the voting instruction form provided to you by your broker, bank, or other nominee.
•By Mail. You may vote by proxy by filling out the voting instruction form and returning it in the envelope provided to you by your broker, bank, or other nominee .
•In Person. If you wish to vote in person, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions on how to obtain a legal proxy to you from your broker, bank, or other nominee.
If you received more than one Notice of Internet Availability of Proxy Materials or proxy card, then you hold shares of Castellum's common stock in more than one account. You should vote via the Internet, by telephone, by mail, or in person for all shares held in each of your accounts.

40	Castellum, Inc.

Questions and Answers
If I submit a proxy, how will it be voted?
When proxies are properly signed, dated, and returned, the shares represented by the proxies will be voted in accordance with the instructions of the stockholder. If no specific instructions are given, you give authority to Mark C. Fuller and Jay O. Wright to vote the shares in accordance with the recommendations of our Board as described above. If any director nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. If any matters not described in this Proxy Statement are properly presented at the 2024 Annual Meeting, then the proxy holders will use their own judgment to determine how to vote the shares. If the 2024 Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.
Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy before it is exercised by:
•Written notice to our Corporate Secretary;
•Timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet; or
•Voting in person at the 2024 Annual Meeting.
If you are a beneficial owner of shares held in street name, you should follow the instructions of your bank, broker, or other nominee to change or revoke your voting instructions. You may also vote in person at the 2024 Annual Meeting if you obtain a legal proxy as described above.
Can I attend the 2024 Annual Meeting?
You are invited to attend the 2024 Annual Meeting if you are a registered stockholder or a beneficial owner as of the record date or if you hold a valid proxy for the 2024 Annual Meeting. In order to enter the 2024 Annual Meeting, you must be prepared to present photo identification acceptable to us, such as a valid driver's license or passport. If you are a beneficial owner, you will need to provide proof of beneficial ownership on the record date, such as a recent account statement showing your ownership, a copy of the voting instruction card provided by your broker, trustee, or nominee, or other similar evidence of ownership.
What constitutes a quorum at the 2024 Annual Meeting?
The presence, in person or by proxy, of the holders of at least 50% of the outstanding shares of stock entitled to vote at the 2024 Annual Meeting must be present or represented to conduct business at the 2024 Annual Meeting. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the 2024 Annual Meeting.
Abstentions and withhold votes are counted as "shares present" at the 2024 Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers, or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some of or all the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called "broker non-votes") are also considered "shares present" for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the ratification of the appointment of our independent registered public accounting firm, even if they do not receive voting instructions from you.
What is the voting requirement to approve each of the proposals?
Provided that there is a quorum, the voting requirements are as follows:

PROXY STATEMENT	41

Questions and Answers

Proposal	Vote Required	Broker Discretionary Voting Allowed?
Election of directors	Plurality of votes cast	No
Ratification of appointment of independent registered public accounting firm	Majority of votes cast	Yes
Approval of an amendment to the Castellum, Inc. 2021 Stock Incentive Plan to increase the aggregate number of shares reserved for issuance under the plan to 6,000,000	Majority of votes cast	Yes
What is the impact of abstentions, withhold votes, and broker non-votes?
Abstentions, withheld votes, and broker non-votes are considered "shares present" for the purpose of determining whether a quorum exists, but will not be considered votes properly cast at the 2024 Annual Meeting and will have no effect on the outcome of the vote for each of the proposals. Under the rules of the NYSE American LLC, without voting instructions from beneficial owners, brokers will have discretion to vote on the ratification of the appointment of the independent registered public accounting firm and the approval of an amendment to increase the shares available for issuance under the Castellum, Inc. 2021 Stock Incentive Plan, but not on the election of directors. Therefore, in order for your voice to be heard, it is important that you vote.
Who pays for the cost of this proxy solicitation?
We will pay all the costs of preparing, mailing, and soliciting the proxies. We will ask brokers, banks, voting trustees, and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers, and employees may solicit proxies in person, by telephone, or otherwise. These individuals will not be specially compensated.
Where can I find the voting results of the 2024 Annual Meeting?
We will announce preliminary voting results, and if available, final voting results at the 2024 Annual Meeting.
Why did I receive a Notice of Internet Availability of Proxy Materials rather than a full set of proxy materials?
In accordance with the SEC rules, we have elected to furnish our proxy materials, including this Proxy Statement and the Annual Report, primarily via the Internet rather than by mailing the materials to stockholders. The Notice of Internet Availability of Proxy Materials provides instructions on how to access our proxy materials on the Internet, how to vote, and how to request printed copies of the proxy materials. Stockholders may request to receive future proxy materials in printed form by following the instructions contained in the Notice of Internet Availability of Proxy Materials. We encourage stockholders to take advantage of the proxy materials on the Internet to reduce the costs and environmental impact of our 2024 Annual Meeting.
How can I obtain Castellum's Form 10-K and other financial information?
Stockholders can access our Annual Report, which includes our Form 10-K and other financial information, on our website at http://www.castellumus.com or from the SEC website www.sec.gov under the caption "Investors." Alternatively, stockholders can request a paper copy of the Annual Report by writing to: Castellum, Inc., 1934 Old Gallows Road, Suite 350, Vienna, VA 22182. Attention: Corporate Secretary.
How do I submit a stockholder proposal for consideration at next year's annual meeting of stockholders?
Stockholders interested in presenting a proposal for inclusion in the proxy statement for the 2025 Annual Meeting of Stockholders may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, stockholder proposals must be received at 3 Bethesda Metro Center, Suite 700, Bethesda, MD 20814, Attention:

42	Castellum, Inc.

Questions and Answers
Corporate Secretary, by December 17, 2025, which is 120 calendar days before the anniversary of the date the Company’s proxy statement was released in connection with the previous year’s annual meeting.

As detailed in our Amended and Restated Bylaws, to bring a proposal other than the nomination of a director before an annual meeting of stockholders, your notice of proposal must be delivered to or mailed and received at the address set forth above on or after February 28, 2025, but not later than March 30, 2025, and include all the information required by our Amended and Restated Bylaws and any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. In the event that the date of our annual meeting of stockholders is changed by more than 30 days from the date contemplated in this year’s proxy statement, stockholder proposals must be delivered not earlier than the 90th day prior the annual meeting and not later than the close of business on the later of the 60th day prior to the anniversary of the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made.
How do I recommend a director nominee?
Stockholders interested in nominating an individual for election as director at the 2025 Annual Meeting of Stockholders may do so by sending their written nomination to: Castellum, Inc., 1934 Old Gallows Road, Suite 350, Vienna, VA 22182. Attention: Corporate Secretary, on or after February 28, 2025 , but no later than March 30, 2025. In the event that the date of our annual meeting of stockholders is changed by more than 30 days from the date contemplated in this year’s proxy statement, stockholder nominations must be delivered not earlier than the 90th day prior the annual meeting and not later than the close of business on the later of the 60th day prior to the anniversary of the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made.

As detailed in our Amended and Restated Bylaws, for a nomination to be properly brought before an annual meeting, your notice of nomination must include all the information required by our Amended and Restated Bylaws and any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act. At the request of the Board, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets for the information required by Rule 14a-19 under the Exchange Act no later than March 30, 2025. However, if the 2025 annual meeting of stockholders is held more than 30 days before or after the anniversary of the 2024 annual meeting of stockholders, then such notice and the information required thereunder must be received by the later of 60 days prior to the date of the 2025 annual meeting of stockholders or the 10th day following the day on which we first publicly announce the date of the 2025 annual meeting of stockholders.

PROXY STATEMENT	43

Other Business
Our Board does not know of any other matters to be presented at the 2024 Annual Meeting. If any additional matters are properly presented at the 2024 Annual Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.
It is important that your shares be represented at the 2024 Annual Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by Internet, or by executing and returning the proxy card at your earliest convenience.

44	Castellum, Inc.

EXHIBIT "A"
CASTELLUM, INC. AMENDED 2021 STOCK INCENTIVE PLAN

1. Purpose
The Castellum, Inc. Amended 2021 Stock Incentive Plan, is intended to promote the best interests of Castellum, Inc. (the “Corporation”) and its stockholders by (i) assisting the Corporation and its Affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation’s businesses by affording such persons equity participation in the Corporation and (iii) associating the interests of such persons with those of the Corporation and its affiliates and stockholders.

2. Definitions
As used in this Plan the following definitions shall apply:
a. “Affiliate” means (i) any Subsidiary, (ii) any Parent, (iii) any entity (including, without limitation, a corporation, partnership or limited liability company) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, (iv) any entity (including, without limitation, a corporation, partnership or limited liability company) which directly or indirectly controls fifty percent (50%) or more (whether by ownership of stock, assets or equivalent ownership interest or voting interest) of the Corporation or one of its Affiliates, and (v) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee. However, for purposes of granting Options or Stock Appreciation Rights, an entity shall not be treated as an Affiliate unless the Corporation holds a “controlling interest” in such entity, where the term “controlling interest” has the meaning provided in Treasury Regulation section 1.414(c)-2(b)(2)(i), provided that the language “at least 50 percent” is used instead of “at least 80 percent” in Treasury Regulation Section 1.414(c)-2(b)(2)(i), and, provided further, that where the granting to such Participant of Options or Stock Appreciation Rights with respect to the Common Stock is based upon a legitimate business criteria, the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).
b. “Board” means the Board of Directors of the Corporation.
c. “Cause” means (i) in the case where the Participant does not have an employment agreement, consulting agreement or similar agreement in effect with the Corporation or its Affiliate at the time of grant of the Option or Stock Award or where there is such an agreement but it does not define “cause” (or words of like import), conduct related to the Participant’s service to the Corporation or an Affiliate for which either criminal or civil penalties against the Participant may be sought, misconduct, insubordination, material violation of the Corporation’s or its Affiliate’s policies, disclosing or misusing any confidential information or material concerning the Corporation or an Affiliate or material breach of any employment agreement, consulting agreement or similar agreement, or (ii) in the case where the Participant has an employment agreement, consulting agreement or similar agreement in effect with the Corporation or its Affiliate at the time of grant of the Option or Stock Award that defines a termination for “cause” (or words of like import), “cause” as defined in such agreement; provided, however, that with regard to any agreement that defines “cause” on occurrence of or in connection with change of control, such definition of “cause” shall not apply until a change of control actually occurs and then only with regard to a termination thereafter. Notwithstanding the foregoing, in the case of an award which is intended to comply with Section 25102(o) of the California Corporations Code, such event must also constitute “cause” under applicable law.
d. “Code” means the Internal Revenue Code of 1986, and any amendments thereto.
e. “Committee” means the Board or any Committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation or administration of the Plan.
f. “Common Stock” means the common stock, $0.0001 par value, of the Corporation.
g. “Consultant” means (i) any person performing consulting or advisory services for the Corporation or any Affiliate, or (ii) a director of an Affiliate.

h. “Continuous Service” means that the Participant’s service with the Corporation or an Affiliate, whether as an employee, Director or Consultant, is not interrupted or terminated. A Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Corporation or an Affiliate as an employee, Director or Consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. The Participant’s Continuous Service shall be deemed to have terminated either upon an actual termination or upon the entity for which the Participant is performing services ceasing to be an Affiliate of the Corporation. The Committee shall determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Corporation, including sick leave, military leave or any other personal leave. Except to the extent determined otherwise by the Committee or pursuant to the terms of the Participant’s leave of absence, vesting shall be tolled during the period of an unpaid leave of absence (except to the extent such vesting is required by law to be credited upon the Participant’s return to Continuous Service, in which case vesting credit shall be received upon such return). Whether a termination of Continuous Service shall have occurred for purposes of the Plan shall be determined by the Committee, which determination shall be final, binding and conclusive. In the event that any award under the Plan is treated as nonqualified deferred compensation subject to the provisions of Section 409A of the Code, a payment event by reason of a termination of Continuous Service shall, if necessary to comply with Section 409A of the Code, occur with respect to such award only if such termination of Continuous Service also qualifies as a separation from service within the meaning of Section 409A of the Code.
i. “Corporation” means Castellum, Inc., a Nevada corporation.
j. “Corporation Law” means the general corporation law of the jurisdiction of incorporation of the Corporation.
k. “Director” means a member of the Board.
l. “Disability” shall, except as otherwise provided in an award agreement, have the meaning provided for in Section 22(e)(3) of the Code or any successor statute thereto. In the event that any award under the Plan is treated as nonqualified deferred compensation subject to the provisions of Section 409A of the Code, a payment event by reason of a Disability shall, if necessary to comply with Section 409A of the Code, occur with respect to such award only if such Disability also qualifies the Participant as disabled within the meaning of Section 409A(a)(2)(C) of the Code.
m. “Eligible Person” means an employee of the Corporation or an Affiliate (including an entity that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Corporation or an Affiliate (including an entity that becomes an Affiliate after the adoption of this Plan) .
n. “Exchange Act” means the Securities Exchange Act of 1934, as amended.
o. “Fair Market Value” means, on any given date, the current fair market value of the shares of Common Stock determined as follows:
(i) If the Common Stock is traded on The NASDAQ Stock Market or is listed on a national securities exchange, the closing price for the day of determination as quoted on such market or exchange which is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or
(iii) In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Committee in good faith; provided that Fair Market Value shall be determined in accordance with Section 422 of the Code or Section 409A of the Code, as appropriate, and the regulations and guidance thereunder.
p. “Immediate Family Member” shall mean a person’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships.

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q. “Incentive Stock Option” means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.
r. “Listing Date” means the date on which the Corporation has a class of equity securities registered under Section 12 of the Securities Act.
s. “Nonqualified Stock Option” means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.
t. “Option” means any option to purchase shares of Common Stock granted under this Plan.
u. “Other Stock Award” means an award that is based in whole or in part by reference to Common Stock under Section 7.E.
v. “Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.
w. “Participant” means an Eligible Person who is selected by the Committee to receive an Option or a Stock Award and is party to a Stock Option Agreement or Stock Award Agreement required by the terms of such Option or Stock Award.
x. “Plan” means this Castellum, Inc. 2021 Stock Incentive Plan.
y. “Restricted Stock Award” means an award of Common Stock under Section 7.B.
z. “Restricted Stock Unit” means an award of an unfunded and unsecured right to receive shares of Common Stock (or cash or a combination of shares and cash, as determined in the sole discretion of the Committee) upon settlement of the award under Section 7.D.
aa. “Securities Act” means the Securities Act of 1933 as amended.
ab. “Stock Appreciation Right” means an award of a right of the Participant under Section 7.C. to receive a payment based on the increase in the Fair Market Value of the shares of Common Stock covered by the award.
ac. “Stock Award” means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, Restricted Stock Unit Award or Other Stock Award.
ad. “Stock Award Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan and shall include such terms and conditions as the Committee shall authorize.
ae. “Stock Bonus Award” means an award of Common Stock under Section 7.A.
af. “Stock Option Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of the Plan and shall include such terms and conditions as the Committee shall authorize.
ag. “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.
ah. “Ten Percent Owner” means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors and lineal descendants and any

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voting stock owned (directly or indirectly) by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.

3. Administration
a. Delegation of Administration. The Board shall be the sole Committee of the Plan unless the Board delegates all or any portion of its authority to administer the Plan to another Committee. To the extent not prohibited by the charter or bylaws of the Corporation, the Board may delegate all or a portion of its authority to administer the Plan to a committee of the Board appointed by the Board and constituted in compliance with the Corporation Law. If permitted by the Corporation Law, and not prohibited by the charter or bylaws of the Corporation, the Board may also delegate all or a portion of its authority to administer the Plan to an officer or officers of the Corporation designated by the Board.
b. Powers of the Committee. Subject to the provisions of the Plan, and, in the case of a Committee appointed by the Board, the specific duties delegated to such Committee, the Committee shall have the authority to implement, interpret and administer the Plan. Such authority shall include, without limitation, the authority:
(i) To construe and interpret all provisions of this Plan and all Stock Option Agreements and Stock Award Agreements under this Plan.
(ii) To determine the Fair Market Value of Common Stock.
(iii) To select the Eligible Persons to whom Options or Stock Awards, are granted from time to time hereunder.
(iv) To determine the number of shares of Common Stock covered by an Option or Stock Award; determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and determine such other terms and conditions, not inconsistent with the terms of the Plan, of each such Option or Stock Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or Stock Awards may be exercised or Common Stock issued thereunder, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in the Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to a Stock Award. Such terms may include conditions as shall be determined by the Committee and need not be uniform with respect to Participants.
(v) To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under the Plan may become transferable or nonforfeitable.
(vi) To amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Option or Stock Award and to reduce the exercise price of any Option. Except as specifically permitted by the Plan, the Stock Option Agreement or Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option, and any amendment or modification that is required to comply with the rules applicable to Incentive Stock Options, shall not be treated as adversely affecting the rights of the Participant.
(vii) To prescribe the form of Stock Option Agreements and Stock Award Agreements; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan.
The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that a Committee of the Board may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.
c. Administration When Common Stock is Publicly Traded. On and following the Listing Date the Committee authorized by the Board to administer the Plan shall, if so determined by the Board, consist of solely two (2) or more Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act); provided that the

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Board may delegate administrative authority with respect to Eligible Persons who are not subject to Section 16 of the Exchange Act to a committee of other than Non-Employee Directors.
4. Eligibility
a. Eligibility for Awards. Nonqualified Stock Options and Stock Awards may be granted to any Eligible Person selected by the Committee. Incentive Stock Options may be granted only to employees of the Corporation or a Parent or Subsidiary.
b. Eligibility of Consultants. A Consultant shall be an Eligible Person only if the offer or sale of the Corporation’s securities would be exempt from registration under Rule 701 under the Securities Act prior to the date the Corporation is required to file reports under Section 13 or 15(d) of the Exchange Act, or eligible for registration on Form S-8 Registration Statement, on and following the date the Corporation is required to file reports under Section 13 or 15(d) of the Exchange Act, because, in either case, of the identity and nature of the service provided by such person, unless the Corporation determines that an offer or sale of the Corporation’s securities to such person will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale.
c. Substitution Awards. The Committee may make Stock Awards and may grant Options under the Plan by assumption, substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Affiliate), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Corporation (and/or its Affiliate) and such other entity (and/or its affiliate). Notwithstanding any provision of the Plan (other than the maximum number of shares of Common Stock that may be issued under the Plan), the terms of such assumed, substituted or replaced Stock Awards or Options shall be as the Committee, in its discretion, determines is appropriate.

5. Common Stock Subject to Plan
a. Share Reserve. Subject to adjustment as provided in Section 8, the maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options, (ii) issued pursuant to Stock Bonus Awards, Restricted Stock Awards and Other Stock Awards, and (iii) covered by Stock Appreciation Rights and Restricted Stock Unit Awards is six million (6,000,000) shares. Notwithstanding the foregoing, subject to adjustment as provided in Section 8, no more than six million (6,000,000) shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options and Section 5.B shall apply to such limit to the extent permitted by Section 422 of the Code and regulations thereunder.
b. Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock (or shares subject to an unexercised Stock Appreciation Right or unsettled Restricted Stock Unit Award) which were subject thereto shall become available for future grant under the Plan. Shares of Common Stock that have been actually issued under the Plan shall not be returned to the share reserve for future grants under the Plan; except that shares of Common Stock issued pursuant to a Stock Award which are forfeited back to the Corporation rather than vesting, shall be returned to the share reserve for future grant under the Plan.
c. Source of Shares. Common Stock issued under the Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

6. Options
a. Award. In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the vesting schedule (if any) applicable to such Option and any other terms of such Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option. Shares of Common Stock issued pursuant to an Option may, but need not, be subject to a vesting schedule and may, but need not, be subject to a share repurchase option in favor of the Corporation as determined by the Committee.
b. Exercise Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

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(i) The exercise price per share for Common Stock subject to a Nonqualified or Incentive Stock Option shall be determined by the Committee, provided that the exercise price per share for Common Stock shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.
(ii) The exercise price per share for Common Stock subject to an Incentive Stock Option granted to a Participant who is or is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.
c. Maximum Option Period. The maximum period during which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option that is intended to be an Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five (5) years from the date of grant. The terms of any Option that is an Incentive Stock Option may provide that it is exercisable for a period less than such maximum period.
d. Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Corporation and its Parent (if any) or any of its Subsidiaries) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options are not Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.
e. Nontransferability. Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant to the Participant’s children, stepchildren, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer and such transfers are limited to the extent permitted by Rule 701 of the Securities Act and, if the Option is intended to satisfy the exemption under Section 25102(o) of the California Corporations Code, Rule 260.140.41(c) of Title 10 of the California Code of Regulations. The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.
f. Vesting and Termination of Continuous Service. A Stock Option Agreement may provide for rules for vesting and termination of the Option on a termination of Continuous Service. Except as provided in a Stock Option Agreement (including an amendment of a Stock Option Agreement), the following rules shall apply:
(i) Subject to the rules of this paragraph, Options will vest as provided in the Stock Option Agreement. An Option will be exercisable only to the extent that it is vested on the date of exercise. Except to the extent the Committee explicitly determines otherwise with respect to an Option prior to the expiration or termination of the Option, vesting of an Option will cease on the date of the Participant’s termination of Continuous Service and the Option will be exercisable only to the extent the Option is vested on the date of termination of Continuous Service.
(ii) If the Participant’s termination of Continuous Service is for reason of death or Disability, the right to exercise the Option (to the extent vested) will expire on the earlier of (i) the close of business at Corporation headquarters on the date that is one (1) year after the date of the Participant’s termination of Continuous Service, or (ii) the expiration date under the terms of the Agreement. Until the expiration date, the Participant’s heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.E.
(iii) If the Participant’s termination of Continuous Service is an involuntary termination without Cause or a voluntary termination (other than a voluntary termination described in Section 6.F.(iv)), the Option will expire on the earlier of (i) the close of business at Corporation headquarters on the date that is three (3) months after the date of the Participant’s termination of Continuous Service, or (ii) the expiration date under the terms of the Agreement. The Option, to the extent that it is vested, may be exercised prior to

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expiration. Notwithstanding any provision to the contrary, following termination of Continuous Service, a Participant shall not be entitled to exercise any unvested portion of an Option and shall have no right to receive any compensation with respect to such unvested portion. If the Participant’s termination of Continuous Service is an involuntary termination without Cause or a voluntary termination (other than a voluntary termination described in Section 6.F.(iv)) and the Participant dies after his or her termination of Continuous Service but before the right to exercise the Option has expired, the right to exercise the Option (to the extent vested) shall expire on the earlier of (i) the close of business at Corporation headquarters on the date that is one (1) year after the date of the Participant’s termination of Continuous Service or (ii) the date the Option expires under the terms of the Stock Option Agreement, and, until expiration, the Participant’s heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.E.
(iv) If the Participant’s termination of Continuous Service is for Cause or is a voluntary termination at any time after an event which would be grounds for termination of the Participant’s Continuous Service for Cause, the right to exercise the Option shall expire as of the date of the Participant’s termination of Continuous Service.
g. Non-Exempt Employees. No Option, whether or not vested, granted to a Participant who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended (the “FLSA”), shall be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) upon the Participant’s death or Disability, (ii) upon a corporate transaction involving a change in corporate ownership which is described in Section 8.C. in which such Option is not assumed, continued, or substituted, or (iii) upon the Participant’s retirement (as such term may be defined in the Participant’s Option Agreement or in another applicable agreement or in accordance with the Corporation’s then current employment policies and guidelines), any such vested Options may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a Participant who is a non-exempt employee in connection with the exercise or vesting of an Option will be excluded from his or her regular rate of pay for purposes of the FLSA.
h. Early Exercise. An Option may, but need not, include a provision whereby the Participant may elect at any time before the Participant’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Corporation (or its assignee) or to any other restriction the Board determines to be appropriate. The Corporation shall not be required to exercise its repurchase right until at least six (6) months (or such longer or shorter period of time required to avoid classification of the Option as a liability for financial accounting purposes) have elapsed following exercise of the Option unless specifically provided otherwise in the Option Agreement.
i. Exercise. An Option shall be exercised by completion, execution and delivery of notice (written or electronic) to the Corporation of the Option which states (i) the Option holder’s intent to exercise the Option, (ii) the number of shares of Common Stock with respect to which the Option is being exercised, (iii) such other representations and agreements as may be required by the Corporation and (iv) the method for satisfying any applicable tax withholding as provided in Section 9. Such notice of exercise shall be provided on such form or by such method as the Committee may designate, and payment of the exercise price shall be made in accordance with Section 6.J. Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock.
j. Payment. Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee. Payment of all or part of the exercise price of an Option may also be made, (i) with the consent of the Committee, by surrendering shares of Common Stock to the Corporation, (ii) with the consent of the Committee, by a full-recourse promissory note, (iii) if the Common Stock is traded on an established securities market, the payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer, or (iv) any other method acceptable to the Committee and provided for in the Stock Option Agreement. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the exercise price of the shares for which the Option is being exercised. If all or part of the exercise price is to be paid with a full-recourse promissory note, the par value of the Common Stock, if newly issued, shall be paid in

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cash or cash equivalents. The shares received upon exercise of the Option shall be pledged as security for payment of the principal amount of the promissory note and interest thereon and the interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.
k. Buyout Provisions. The Committee may at any time offer to buy out an Option previously granted for a payment in cash, shares of Common Stock or other property. Such buyout offer shall be on such terms and conditions as the Committee shall determine.
l. Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.
m. Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two (2) years of the grant of an Option or (ii) within one (1) year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Corporation. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of an Incentive Stock Option issued under the Plan be endorsed with a legend in substantially the following form:
THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED UPON EXERCISE OF AN INCENTIVE STOCK OPTION, AND THE CORPORATION MUST BE NOTIFIED IF THE SHARES SHALL BE TRANSFERRED BEFORE THE LATER OF THE TWO (2) YEAR ANNIVERSARY OF THE DATE OF GRANT OF THE OPTION OR THE ONE (1) YEAR ANNIVERSARY OF THE DATE ON WHICH THE OPTION WAS EXERCISED. THE REGISTERED HOLDER MAY RECOGNIZE ORDINARY INCOME IF THE SHARES ARE TRANSFERRED BEFORE SUCH DATE.
7. Stock Awards
a. Stock Bonus Awards. Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time, and the terms and conditions of separate Stock Bonus Awards need not be identical, but each Stock Bonus Award shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i) Consideration. A Stock Bonus Award may be granted in consideration for past services actually rendered to the Corporation or an Affiliate for its benefit.
(ii) Vesting. Shares of Common Stock granted under the Stock Bonus Award may, but need not, be subject to a vesting schedule and may, but need not, be subject to a share repurchase option in favor of the Corporation as determined by the Committee.
(iii) Participant’s Termination of Service. In the event of a Participant’s termination of Continuous Service, the Corporation may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Stock Bonus Award.
(iv) Transferability. Rights to acquire shares of Common Stock under the Stock Bonus Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Award Agreement, as the Committee shall determine in its discretion, so long as Common Stock granted under the Stock Bonus Award remains subject to the terms of the Stock Award Agreement.
b. Restricted Stock Awards. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time, and the terms and conditions of separate Restricted Stock Awards need not be identical, but each Restricted Stock Award shall include (through incorporation of the provisions hereof by references in the agreement or otherwise) the substance of each of the following provisions.

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(i) Purchase Price. The purchase price, if any, of a Restricted Stock Award shall be determined by the Committee.
(ii) Consideration. The purchase price of Common Stock acquired pursuant to the Restricted Stock Award shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Committee, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Committee in its discretion; provided, however, that payment of the Common Stock’s “par value” shall not be made by deferred payment.
(iii) Vesting. Shares of Common Stock acquired under a Restricted Stock Award may, but need not, be subject to a share repurchase option in favor of the Corporation in accordance with a vesting schedule to be determined by the Committee.
(iv) Participant’s Termination of Service. In the event of a Participant’s termination of Continuous Service, the Corporation may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Stock Award Agreement for such Restricted Stock Award.
(v) Transferability. Rights to acquire shares of Common Stock under a Restricted Stock Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Award Agreement for such Restricted Stock Award, as the Committee shall determine in its discretion, so long as Common Stock granted under the Restricted Stock Award remains subject to the terms of the Stock Award Agreement.
c. Stock Appreciation Rights. Each Stock Award Agreement for Stock Appreciation Rights shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Stock Appreciation Rights may change from time to time, and the terms and conditions of separate Stock Appreciation Rights need not be identical, but each Stock Appreciation Right shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i) Benefit Provided. Each Stock Appreciation Right shall provide the Participant with the right to receive payment in cash or shares of Common Stock having a Fair Market Value, as designated in the Stock Award Agreement for such Stock Appreciation Rights, of an amount equal to the difference between the Fair Market Value of the Common Stock as of the date of grant of the Stock Appreciation Right and the Fair Market Value of the Common Stock on the date of exercise of such Stock Appreciation Right.
(ii) Tandem Awards. Stock Appreciation Rights may be granted either alone or in tandem with other awards, including Options, under the Plan.
(iii) Vesting. The Stock Award Agreement for a Stock Appreciation Right shall provide the vesting schedule applicable to such award and may, but need not, provide that shares of Common Stock acquired upon exercising a Stock Appreciation Right are subject to a repurchase option in favor of the Corporation.
(iv) Participant’s Termination of Service. In the event of a Participant’s termination of Continuous Service, the Corporation may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Stock Appreciation Right.
(v) Transferability. Rights to acquire cash or shares of Common Stock under a Stock Appreciation Rights shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Stock Appreciation Rights are granted.
(vi) Non-Exempt Employees. No Stock Appreciation Right, whether or not vested, granted to a Participant who is a non-exempt employee for purposes of the FLSA, shall be first exercisable until at least six (6) months following the date of grant of the Stock Appreciation Right. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) upon the Participant’s death or Disability, (ii) upon a corporate transaction involving a change in corporate ownership which is described in Section 8.C. in which such Stock Appreciation Right is not assumed, continued, or substituted, or (iii) upon the Participant’s retirement (as such term may be defined in the Participant’s Stock Award Agreement or in another applicable agreement or in accordance with the Corporation’s then current employment policies and guidelines), any such vested Stock Appreciation Right may be exercised earlier than six (6) months

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following the date of grant. The foregoing provision is intended to operate so that any income derived by a Participant who is a non-exempt employee in connection with the exercise or vesting of a Stock Appreciation Right will be excluded from his or her regular rate of pay for purposes of the FLSA.
d. Restricted Stock Unit Awards. Each Stock Award Agreement for a Restricted Stock Unit Award shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Restricted Stock Unit Awards may change from time to time, and the terms and conditions of separate Restricted Stock Unit Awards need not be identical, but each Restricted Stock Unit Award shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
    (i)     Number of Shares; Consideration. Each Stock Award Agreement for a Restricted Stock Unit Award shall specify the number of shares of Common Stock that are subject to the Restricted Stock Unit Award and shall provide for the adjustment of such number in accordance with Section 8. A Restricted Stock Unit Award may be granted in consideration for services actually rendered or to be rendered to the Corporation or an Affiliate for its benefit.
    (ii)     Vesting. Each Award of Restricted Stock Units may, but need not, be subject to a vesting schedule and may, but need not, be subject to a share repurchase option in favor of the Corporation as determined by the Committee.
    (iii)     Settlement of Restricted Stock Units. Settlement of Restricted Stock Units shall be as provided in the Stock Award Agreement for such Restricted Stock Units. Settlement of the Restricted Stock Units may be made in the form of cash or whole shares of Common Stock or a combination thereof, as determined by the Committee in its sole discretion.
    (iv)     Participant’s Termination of Service. Except as otherwise provided in the Stock Award Agreement, in the event of a Participant’s termination of Continuous Service, any Restricted Stock Units held by such Participant which have not vested as of the date of termination under the terms of the Stock Award Agreement shall be forfeited.
    (v)     Transferability. Unless otherwise provided in the Stock Award Agreement, Restricted Stock Units may not be transferred other than by beneficiary designation, will or the laws of descent and distribution.
    (vi)     Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares covered by a Restricted Stock Unit Award until such Participant receives such shares upon settlement of the Restricted Stock Unit Award. A Participant shall have no rights under a Restricted Stock Unit Award other than those of a general creditor of the Corporation.
e. Other Stock Awards. The Committee may grant other forms of Stock Award under the Plan that are based in whole or in part on Common Stock or the value thereof. Subject to the provisions of the Plan, the Committee shall have authority in its sole discretion to determine the terms and conditions of such Other Stock Awards, including the number of shares (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards.

8. Changes in Capital Structure
a. No Limitations of Rights. The existence of outstanding Options or Stock Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
b. Changes in Capitalization. If the Corporation shall effect a subdivision, consolidation or reclassification of shares or other capital readjustment, a stock split, a reverse stock split, the payment of a dividend in stock of the Corporation, a spin-off, the payment of an extraordinary dividend or distribution in a form other than stock of the Corporation in an amount that has a material effect on the fair market value of the Common Stock, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and Stock Awards hereunder and (ii) the number and class of shares then reserved for issuance under the Plan and the maximum number of shares for which awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. The conversion of convertible securities of the Corporation shall not be treated as effected “without receiving consideration.” The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive. Any such

PROXY STATEMENT	10

adjustment of an Option or Stock Award which is not subject to Section 409A of the Code shall be made in a manner which does not result in the Option or Stock Award being subject to Section 409A.
c. Merger, Consolidation, Asset Sale or Other Corporate Transaction. In the event that the Corporation is a party to a merger or other consolidation, in the event of a transaction providing for the sale of all or substantially all of the Corporation’s stock or assets, or in the event of such other corporate transaction, such as a separation or reorganization, outstanding Options and Stock Awards shall be subject to such treatment as the Board shall determine. Such treatment may include one or more of the following: (i) the continuation of the outstanding Options and Stock Awards by the Corporation, if the Corporation is a surviving entity; (ii) the assumption of outstanding Options and Stock Awards by the surviving or successor entity or its parent; (iii) the substitution by the surviving or successor entity or its parent of options or other awards with substantially the same terms for such outstanding Options and Stock Awards; (iv) exercisability of such outstanding Options and Stock Awards to the extent vested and exercisable under the terms of the Stock Option Agreement or Stock Award Agreement followed by the cancellation of such Options or Stock Award (whether or not then exercisable); or (v) settlement of the intrinsic value of the outstanding Options and Stock Awards to the extent vested and exercisable under the terms of the Stock Option Agreement or Stock Award Agreement, with payment made in cash, cash equivalents or other property as determined by the Committee (including cash, cash equivalents or other property subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Options and Stock Awards), and the cancellation of such Options and Stock Awards (whether or not then exercisable). The value of any property provided in the settlement shall be determined by the Board, and to extent permitted under Treasury Regulation Section 1.409A-3(i)(5)(iv) or otherwise without resulting in taxation under Section 409A of the Code, the Board may provide for the payment of the value of a cancelled Option or Stock Award to be made on a delayed basis in recognition of escrows, earn-outs, or other contingencies or holdbacks applicable to holders of Common Stock in connection with the transaction. In each case, the surviving, acquiring or successor entity or its parent may choose to assume or continue only a portion of an Option or Stock Award or substitute a similar award for only a portion of an Option or Stock Award, or may assume, continue or substitute some Options or Stock Awards and not others, and in all cases unvested Options or Stock Awards may be terminated without payment. The continuation, assumption or substitution of an Option which permits the exercise of the Option prior to the vesting of the shares of Common Stock subject to such Option (i.e., an “early exercise option”) may be made in a manner which permits exercise of such Option only to the extent it is vested. The actions under this paragraph shall be effected in a manner which does not result in an Option or Stock Award which is not subject to Section 409A of the Code being subject to taxation under Section 409A of the Code. During the pendency of a transaction subject to this Section 8.C., the Board shall have the discretion to suspend the rights of Participants to exercise outstanding Awards during a limited period of time preceding the closing of the transaction if appropriate to facilitate closing of the transaction.
d. Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.
9. Withholding of Taxes
The Corporation or an Affiliate shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with Federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (ii) tender back to the Corporation shares of Common Stock received pursuant to an Option or Stock Award in an amount not in excess of the maximum statutory tax rates in the Participant’s jurisdiction, (iii) deliver to the Corporation previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant, or (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Option or Stock Award.

10. Transfer Restrictions And Repurchase rights
a. Transfer Restrictions. No person who shall have acquired shares of Common Stock or shall have any right to acquire shares of Common Stock under the Plan shall sell, assign, pledge or otherwise transfer (each, a “Transfer”) any such shares of Common Stock or any right or interest therein (including, without limitation, any

PROXY STATEMENT	11

Option) (such shares or right or interest therein, collectively, the “Securities”), whether voluntarily, involuntarily, by operation of law, by gift or otherwise, without the prior written consent of the Corporation, evidenced by a writing approved by the Board (the “Transfer Restriction”). The Transfer Restriction shall not apply to any of the following exempt Transfers:
(i) A person’s Transfer of any or all Securities held either during such person’s lifetime or on death by will or intestacy (1) to such person’s Immediate Family, (2) to any custodian or trustee for the account or the benefit of such person or such person’s Immediate Family, or (3) to any limited partnership or limited liability company with respect to which the ownership interests are wholly owned by the person, members of such person’s Immediate Family or any trust for the account or benefit of such person or such person’s Immediate Family;
(ii) A person’s bona fide pledge or mortgage of any Securities with a commercial lending institution that creates a mere security interest, provided that any subsequent Transfer of such Securities by such institution shall be subject to this Section;
(iii) A person’s Transfer of any or all of such person’s Securities to the Corporation (or the Corporation’s assignee); or
(iv) A person’s Transfer of any or all of such person’s Securities in connection with a transaction subject to Section 8.C. or compliance with such person’s obligations under an agreement with the Corporation compelling the person to sell such Securities (e.g., a drag-along);
provided that with respect to Transfers pursuant to subsections (i) and (ii) above, the Transferee shall receive and hold such Securities subject to the provisions of this Section 10.A and there shall be no further Transfer of such Securities except in accordance with this Section 10.A. The provisions of this Section 10.A may be waived with respect to any Transfer by the Board. The provisions of this Section 10.A shall terminate immediately prior to the date of the closing of a firm commitment underwritten public offering of the Corporation’s Common Stock pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act. Any Transfer or purported Transfer of Securities of the Corporation shall be null and void unless the terms, conditions and provisions of this Section 10.A are strictly observed and followed. The restrictions contained in this Section 10.A shall be in addition to any restrictions on transfer that may otherwise be applicable, including without limitation those contained in the Corporation’s bylaws, the Stock Option Agreement, Stock Award Agreement, or pursuant to applicable securities laws.
b. Corporation’s Right to Repurchase Shares. Shares of Common Stock acquired under the Plan shall also be subject to such forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement or Stock Award Agreement and, unless otherwise provided in the Stock Option Agreement or Stock Award Agreement, shall apply to any dividends paid with respect to such shares. Such restrictions shall apply in addition to any restrictions otherwise applicable to holders of shares of Common Stock generally.
11. Compliance with Law and Approval of Regulatory Bodies
a. General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed. The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option or Stock Award is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.
b. Voting and Dividend Rights. Except as provided in the award agreement, the holders of shares of Common Stock acquired under the Plan shall have the same voting, dividend and other rights as the Corporation’s other stockholders. A Stock Bonus Agreement or Restricted Stock Agreement, however, may require that the holders of shares of Common Stock invest any cash dividends received in additional shares of Common Stock. Such additional shares shall be subject to the same conditions and restrictions as the award with respect to which the dividends were paid.

PROXY STATEMENT	12

c. Participant Representations. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.
d. Foreign Participants. In order to facilitate the making of any award or combination of awards under the Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by the Corporation or any Affiliate outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Plan, including "sub-plans" to the Plan, as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements, alternative versions or sub-plans shall include any provisions that are inconsistent with the Plan, unless the Plan may be amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

12. General Provisions
a. Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor or (iii) except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of the Plan.
b. Use of Proceeds. The proceeds received by the Corporation from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.
c. Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.
d. 409A Compliance.    It is the intent of the Corporation that all awards under the Plan that constitute “nonqualified deferred compensation” within the meaning of Code Section 409A will satisfy the requirements of that section, and that all awards under the Plan that can qualify for an exemption from the definition of “nonqualified deferred compensation” under that section, including but not limited to Options, Stock Appreciation Rights and Restricted Stock Awards, will do so unless the Committee has determined otherwise. Accordingly, the terms of the Plan and Award Agreements shall be interpreted in a manner consistent with Code Section 409A and regulations thereunder.
e. Rules of Construction. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference, and shall not be used in interpreting, construing or enforcing any provision hereof. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.
f. Electronic Delivery and Execution. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Corporation’s intranet (or other shared electronic medium controlled by the Corporation to which the Participant has access). Documents may also be accepted by e-signature or other means of electronic indications of acceptance as specified by the Committee.
g. Choice of Law. The Plan and, except to the extent that a Stock Option Agreement or Stock Award Agreement otherwise provides, all Stock Option Agreements and Stock Award Agreements entered into under the Plan shall be governed by and interpreted under the laws of the state of incorporation of Corporation excluding (to

PROXY STATEMENT	13

the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the laws of the jurisdiction of incorporation of the Corporation.

13. Amendment and Termination

The Board may amend or terminate this Plan from time to time; provided, however, that stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under the Plan or (ii) changes the class of employees eligible to receive Incentive Stock Options, except as specifically permitted by the Plan, Stock Option Agreement or Stock Award Agreement or as required to comply with any applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option, and any amendment that is required to comply with the rules applicable to Incentive Stock Options, shall not be treated as adversely affecting the rights of the Participant. Stockholder approval shall also be required for any amendment if such approval is required by the terms of any applicable law, regulation, or rule, including, without limitation, any stock market or securities on which the Common Stock is publicly traded. Each such amendment shall be subject to the approval of the stockholders of the Corporation within twelve (12) months of the date such amendment is adopted by the Board.

14. Effective Date of Plan and Duration of Plan
a. The Plan shall become effective as of November 9, 2023 upon adoption by the Board, subject to approval within twelve (12) months by the stockholders holding of a majority of the voting power of shares of the Corporation entitled to vote thereon. Unless and until the plan has been approved by the stockholders of the Corporation, no Option or Stock Award may be exercised, and no shares of Common Stock may be issued under the Plan. In the event that the stockholders of the Corporation shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Option or Stock Award shall terminate.
b. Unless previously terminated, the Plan will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders, except that Options and Stock Awards that are granted under the Plan prior to its termination will continue to be administered under the terms of the Plan until the Options and Stock Awards terminate or are exercised.
* * * *

PROXY STATEMENT	14

CASTELLUM, INC.
1934 OLD GALLOWS RD.
SUITE 350
VIENNA, VA 22182

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 28, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 28, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V41235-P01687

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CASTELLUM, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mark S. Alarie
02) John F. Campbell
03) Bernard S. Champoux
04) Patricia Frost
05) Mark C. Fuller
06) C. Thomas McMillen
07) Jay O. Wright

The Board of Directors recommends you vote FOR proposal 2.

	For	Against	Abstain
2. To ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2024.	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Report on Form 10K are available at www.proxyvote.com.

V41236-P01687

CASTELLUM, INC.
Annual Meeting of Shareholders
May 29, 2024 – 10:00 a.m., Eastern Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Mark C. Fuller and Jay O. Wright and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all of the shares of Castellum, Inc. Common Stock that the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held at Pillsbury Winthrop Shaw Pittman LLP, 1650 Tysons Blvd, Suite 1400, McLean, VA on May 29, 2024 or any adjournment thereof, with all powers that the undersigned would possess if present at the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

CASTELLUM, INC.
1934 OLD GALLOWS RD.
SUITE 350
VIENNA, VA 22182

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 28, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 28, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V41237-P01687

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CASTELLUM, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mark S. Alarie
02) John F. Campbell
03) Bernard S. Champoux
04) Patricia Frost
05) Mark C. Fuller
06) C. Thomas McMillen
07) Jay O. Wright

The Board of Directors recommends you vote FOR proposal 2.

	For	Against	Abstain
2. To ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2024.	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Report on Form 10K are available at www.proxyvote.com.

V41238-P01687

CASTELLUM, INC.
Annual Meeting of Shareholders
May 29, 2024 – 10:00 a.m., Eastern Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Mark C. Fuller and Jay O. Wright and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all of the shares of Castellum, Inc. Series A Preferred Stock that the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held at Pillsbury Winthrop Shaw Pittman LLP, 1650 Tysons Blvd, Suite 1400, McLean, VA on May 29, 2024 or any adjournment thereof, with all powers that the undersigned would possess if present at the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

CASTELLUM, INC.
1934 OLD GALLOWS RD.
SUITE 350
VIENNA, VA 22182

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 28, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 28, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V41239-P01687

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CASTELLUM, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mark S. Alarie
02) John F. Campbell
03) Bernard S. Champoux
04) Patricia Frost
05) Mark C. Fuller
06) C. Thomas McMillen
07) Jay O. Wright

The Board of Directors recommends you vote FOR proposal 2.

	For	Against	Abstain
2. To ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2024.	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Report on Form 10K are available at www.proxyvote.com.

V41240-P01687

CASTELLUM, INC.
Annual Meeting of Shareholders
May 29, 2024 – 10:00 a.m., Eastern Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Mark C. Fuller and Jay O. Wright and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all of the shares of Castellum, Inc. Series C Preferred Stock that the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held at Pillsbury Winthrop Shaw Pittman LLP, 1650 Tysons Blvd, Suite 1400, McLean, VA on May 29, 2024 or any adjournment thereof, with all powers that the undersigned would possess if present at the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side